Exhibit 10.51










                              FIXED PRICE CONTRACT

                                     BETWEEN

                      PANAMSAT INTERNATIONAL SYSTEMS, INC.

                                       AND

                      HUGHES SPACE & COMMUNICATIONS COMPANY

                                       FOR

                                 PAS 6B HS601HP

                 SPACECRAFT, RELATED SERVICES AND DOCUMENTATION



                             CONTRACT No. 98-PAS-001

                               TABLE OF CONTENTS


                                                                          PAGE


ARTICLE 1.       EXHIBITS AND INCORPORATIONS.................................3


ARTICLE 2.       ORDER OF PRECEDENCE.........................................4


ARTICLE 3.       SPACECRAFT, DOCUMENTATION AND RELATED SERVICES..............5


ARTICLE 4.       DELIVERABLES AND SCHEDULE...................................8


ARTICLE 5.       PRICE......................................................10


ARTICLE 6.       PAYMENTS...................................................13


ARTICLE 7.       SPACECRAFT LAUNCH DATE.....................................32


ARTICLE 8.       BUYER-FURNISHED ITEMS......................................34


ARTICLE 9.       INSPECTION AND ACCEPTANCE..................................37


ARTICLE 10.      ACCESS TO WORK IN PROCESS..................................39


ARTICLE 11.      TERMINATION FOR DEFAULT; LIMITATION OF LIABILITY...........40


ARTICLE 12.      EXCUSABLE DELAYS...........................................43


ARTICLE 13.      AMENDMENTS.................................................46


ARTICLE 14.      TERMINATION FOR CONVENIENCE................................47


ARTICLE 15.      TITLE AND RISK OF LOSS.....................................51


ARTICLE 16.      SPACECRAFT WARRANTY........................................55


ARTICLE 17.      INDEMNIFICATION............................................57


ARTICLE 18.      SPACECRAFT NOT LAUNCHED WITHIN SIX MONTHS AFTER
                    ACCEPTANCE..............................................59


ARTICLE 19.      PATENT/COPYRIGHT INDEMNITY.................................61


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ARTICLE 20.      RIGHTS IN INVENTIONS.......................................63


ARTICLE 21.      INTELLECTUAL PROPERTY RIGHTS...............................66


ARTICLE 22.      FURNISHED DATA AND INFORMATION, DISCLOSURE AND USE.........67


ARTICLE 23.      PUBLIC RELEASE OF INFORMATION..............................70


ARTICLE 24.      TAXES......................................................71


ARTICLE 25.      GOVERNING LAW..............................................72


ARTICLE 26.      TITLES.....................................................73


ARTICLE 27.      NOTICES AND AUTHORIZED REPRESENTATIVES.....................74


ARTICLE 28.      INTEGRATION................................................76


ARTICLE 29.      CHANGES....................................................77


ARTICLE 30.      EFFECTS OF STORAGE ON BATTERIES............................83


ARTICLE 31.      INTER-PARTY WAIVER OF LIABILITY............................84


ARTICLE 32.      SPACECRAFT STORAGE.........................................85


ARTICLE 33.      DISPUTES...................................................86


ARTICLE 34.      ASSIGNMENT.................................................89


ARTICLE 35.      LIMITATION OF LIABILITY....................................91


ARTICLE 36.      NO THIRD PARTY AGREEMENT...................................92


ARTICLE 37       LIQUIDATED DAMAGES FOR LATE SHIPMENT.......................94


ARTICLE 38       CORRECTIVE MEASURES; OPERATIONAL DEFICIENCIES..............95


ARTICLE 39       REPLACEMENT SPACECRAFT.....................................97


ARTICLE 40       INDEX OF DEFINED TERMS.....................................99


ARTICLE 41       EFFECTIVE DATE OF CONTRACT................................102

This FIXED PRICE CONTRACT (the "Contract") is entered into as of the 9th day of March, 1998, by and between PANAMSAT INTERNATIONAL SYSTEMS, INC. (herein called "Buyer"), a Delaware corporation having a place of business at One Pickwick Plaza, Greenwich, Connecticut 06830, and HUGHES SPACE AND COMMUNICATIONS COMPANY (herein called "Contractor"), a Delaware corporation having a place of business at 909 North Sepulveda Boulevard, El Segundo, California 90245.




                                   WITNESSETH:




         WHEREAS, PanAmSat Corporation (a Delaware corporation and the parent company of Buyer) and Contractor are party to that certain letter agreement dated December 24, 1997, as supplemented by that certain supplemental letter agreement dated February 9, 1997 (as so supplemented, the "Letter Agreement"), pursuant to which, in exchange for payment of consideration by PanAmSat Corporation, Contractor undertook to proceed with certain preliminary design, procurement and manufacturing efforts for a proposed PAS 6B spacecraft to support the launch date specified therein;

         WHEREAS, such proposed PAS 6B spacecraft would be built from a spacecraft already under construction by Contractor for a third party, and Contractor has reached agreement with such third party to terminate the agreement for construction and delivery of such other spacecraft; and

         WHEREAS, the Parties now desire to enter into this Contract for Buyer to purchase and Contractor to manufacture, deliver and perform (as applicable) the PAS 6B Spacecraft, Documentation and Related Services as provided and defined herein below;


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         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1.                 EXHIBITS AND INCORPORATIONS


         The following documents are hereby incorporated and made a part of this Contract with the same force and effect as though set forth herein:


         1.1      Exhibit A - PAS 6B Statement of Work - dated February 1998.


         1.2      Exhibit B - PAS 6B Spacecraft Specification - dated February
                  1998.


         1.3 Exhibit C - PAS 6B Spacecraft Integration Test Plan - dated February 1998.


         1.4      Exhibit D - PAS 6B Product Assurance Plan - dated February
                  1998.


         1.5      Exhibit E - Certain Documentation - dated February 1998.


         1.6      Exhibit F - Maximum Termination Liability - dated February
                  1998.


         1.7      Exhibit G - [****************] - dated February 1998.


         1.8      Exhibit H - PAS 6C Payment Plan - dated March 1998.


         1.9 Exhibit I - Sample Incentives Obligations Payment Schedule - dated March 1998.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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ARTICLE 2.                 ORDER OF PRECEDENCE


         In the event of any conflict or inconsistency among the provisions of this document and the exhibits attached and incorporated into this Contract, such conflict or inconsistency shall be resolved by giving precedence to this document, and then to the attached and incorporated exhibits in the order listed in Article 1 herein, entitled "Exhibits and Incorporations."


                                       4


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ARTICLE 3.          SPACECRAFT, DOCUMENTATION AND RELATED
                    SERVICES ("DELIVERABLES")


         3.1 Contractor shall sell and provide, and Buyer shall purchase, the items and services referred to in Section 4.1. Contractor shall provide the necessary personnel, material, services and facilities to design, fabricate, test and deliver one (1) HS 601HP type Spacecraft for PAS 6B (hereinafter referred to as "PAS 6B" or the "Spacecraft"), Documentation and Related Services (as defined in Article 4) in accordance with the provisions of this Contract and in the manner specified under Exhibits A, B, C and D hereto.


         3.2 All materials and services specified in Exhibit A, "PAS 6B Statement of Work," shall meet the requirements of Exhibit B, entitled "PAS 6B Spacecraft Specification."


         3.3      If Contractor has not made delivery [************************
                  **************************************************************
                  *******] or if, prior to the Launch Date, [*******************
                  **************************************************************
                  ******] Buyer at its election may:


                  [***      ****************************************************
                            ****************************************************
                            ****************************************************
                            ***********]


                  [***      ****************************************************
                            ****************************************************
                            ****************************************************
                            ****************************************************


[***]     Filed separately with the Commission pursuant to a request for
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                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           *****************************************************
                           **************]


                  Any such election shall be made by Buyer in writing. [********
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  *****]


         3.4      [*************************************************************
                  ***************************************************]in
                  accordance with: (i) current directives and instructions in the Hughes Spacecraft Operators Handbook, utilized at either Buyer's Operations Control Center (OCC) or Contractor's Mission Control Center (MCC); and (ii) any other Documentation utilized, including that Documentation which takes into consideration the unique or special characteristics of the contracted Spacecraft. [**************************************
                  **************************************************************
                  **************************************************************
                  ********] Contractor has responsibility and liability for the Mission Control Center. Buyer has responsibility and liability for the Operations Control Center and its associated ground station(s).


         3.5 Spacecraft, Documentation and Related Services described above shall be


[***]     Filed separately with the Commission pursuant to a request for
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                  delivered to Buyer at the indicated locations on the dates set forth in Article 4 entitled, "Deliverables and Schedule" herein.


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         ARTICLE 4.        DELIVERABLES AND SCHEDULE


         4.1 The following deliverables to be furnished under this Contract shall be furnished at the designated location(s) on or before the dates specified below:


-------------------------------------------------------------------------------
                          Date of Shipment,           Location of Shipment,
                              Delivery                    Delivery or
                          or Performance                  Performance
  Deliverable(s)
-------------------------------------------------------------------------------
                                                      o Shipped from Contrac-
1.  One PAS 6B           Shipment on September          tor's facility.
    Spacecraft           29, 1998 ("Shipment Date")   o Delivery Site at
                         to support Launch Date of      Ariane facility,
                         October 20, 1998*              Kourou, French
                                                        Guyana (subject
                                                        to change pursuant
                                                        to Paragraph 4.2.)
-------------------------------------------------------------------------------
                                                      o Performance Site to be
2.  Launch Support,      In Accordance with             determined pursuant to
    Mission Operations   Exhibit A                      Paragraph 4.2.
    and In-Orbit                                      o Fillmore, California
    Testing ("Related Services")                      o Castle Rock, Colorado
                                                      o El Segundo, California
-------------------------------------------------------------------------------

3.  Documentation        In Accordance with             1500 Hughes Way
    ("Documentation")    Exhibit A                      Long Beach, California
-------------------------------------------------------------------------------

    *Contractor agrees to ship the Spacecraft from its facility on or before such Shipment Date in order to support the launch of the Spacecraft on the Launch Date in accordance with the
           requirements of this Contract and the Exhibits hereto. [*************
           *********************************************************************
           **************************************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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         4.2      Designation of Launch Vehicle.


                  4.2.1 The initial launch vehicle (the "Launch Vehicle") designation for the Spacecraft is an Ariane launch vehicle. Buyer may change the designation of the Spacecraft's Launch Vehicle at any time on or before [********] months prior to the scheduled Launch Date for the Spacecraft, in which event the Contract Price shall be increased or decreased by the applicable amount specified in Paragraph 5.3. If, subsequent to the date that is [********] months prior to such Launch Date, Buyer requests a change in the Launch Vehicle or Approved Storage Facility for the Spacecraft, such request shall be dealt with as a Change Order Request of Buyer under Article 29.


                  4.2.2 Buyer shall pay the costs of delivering the Spacecraft to the Launch Site, which costs are included in the Contract Price.


         4.3      Contractor shall be responsible for obtaining and maintaining:
                  (i) all U.S. Government export licenses to enable export of the Spacecraft, related test and support equipment to the Launch Site and (ii) all authorizations required for the performance of this Contract.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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ARTICLE 5.              PRICE

         5.1 The total price (the "Contract Price") for Contractor to provide the Spacecraft, Documentation and Related Services shall be [**********************************************]

         5.2 Buyer shall pay Contractor the Contract Price stated in Paragraph 5.1 above in accordance with Article 6, Paragraph
                  6.2 of this Contract.

         5.3 The Contract Price stated in Paragraph 5.1 is contingent upon the utilization of the Launch Vehicle initially designated for the Spacecraft in Paragraph 4.2.1. If Buyer changes the designated Launch Vehicle for the Spacecraft in accordance with Paragraph 4.2.1 (as opposed to Article 29), the Contract Price shall be adjusted in accordance with the following table:


                                   Table 5.3.1

                          Adjustment to Contract Price

               --------------------------------------------------
                    Launch Vehicle               Adjustment
               --------------------------------------------------
                      Delta III                  [********]
               --------------------------------------------------
                    Atlas IIAS/AR                [********]
               --------------------------------------------------
                       Proton                   [*********]
               --------------------------------------------------


         5.4 Any adjustment to the Contract Price under Paragraph 5.3 shall be allocated pro rata over the entire Payment Plan for such Spacecraft (including In-Orbit Performance Incentive Obligations). Adjustments allocated to payments already made shall be promptly paid by Buyer or refunded by Contractor, as the case may be.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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         5.5      Buyer agrees to pay to Contractor a delivery incentive (the
                  "Delivery Incentive") as follows:

                              (i) Buyer shall pay to Contractor an additional
                         amount of [**************************************] in
                         the event that [***************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         *******************************************************
                         ***************]

                              (ii) In addition to any amount in clause (i)
                         above, Buyer shall pay an additional amount equal to [******************************************************
                         *******************************************] up to a
                         maximum amount in this clause (ii) of [**************** *********************] and a maximum total Delivery Incentive under clauses (i) and (ii) of *************** ******************************]

                  Contractor shall submit an invoice for any Delivery Incentive after such amount is earned, and Buyer shall pay such Delivery Incentive within thirty (30) days of receipt by Buyer of such invoice. [****************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **********] Notwithstanding anything herein to the contrary, in the event that Contractor [********************************
                  **************************************************************
                  **************************************************************
                  **********] in achieving any part of the Delivery Incentive provided by this Paragraph, Contractor [*********************
                  ***********************


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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                  ***************************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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ARTICLE 6.           PAYMENTS

         6.1 Pursuant to the terms set forth in this Article 6, and subject to Buyer's rights, defenses and remedies as expressly stated in this Contract, Buyer shall pay to Contractor the Contract Price as stated in Article 5 herein for the applicable Spacecraft, Documentation, and Related Services under this Contract.


         6.2 Invoices shall be prepared and submitted by Contractor for each Spacecraft in a form reasonably acceptable to Buyer. Payments to Contractor for each Spacecraft shall be made according to the following payment plans:



                                   [**********]
                         [*****************************]

     ----------------------------------------------------------------------
                                     [*************]    [****************]
                 [*****]                  [**]                [**]
     ----------------------------------------------------------------------
           [**************]              [****]              [****]
     ----------------------------------------------------------------------
                [****]                   [****]              [****]
     ----------------------------------------------------------------------
                [****]                   [****]              [****]
     ----------------------------------------------------------------------
                [****]                   [****]              [****]
     ----------------------------------------------------------------------
                [****]                   [****]              [****]
     ----------------------------------------------------------------------
                [****]                   [****]              [****]
     ----------------------------------------------------------------------
                [****]                   [****]              [****]
     ----------------------------------------------------------------------
                [****]                   [****]              [****]
     ----------------------------------------------------------------------
                [****]                   [****]              [****]
     ----------------------------------------------------------------------
                [****]                   [****]              [****]
     ----------------------------------------------------------------------
         [********************
               *******]                  [****]              [****]
     ----------------------------------------------------------------------


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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        [************************
        **********************]          [****]              [****]
     ----------------------------------------------------------------------
         [********************
           ***************]              [****]              [****]
     ----------------------------------------------------------------------
         [*******************
       ************************]         [****]              [****]
     ----------------------------------------------------------------------


        (1)  [*****************************************************************
             ******************************************************************
             ******************************************************************
             ******************************************************************
             ********]


        (2)  [*******************************************]


6.3      Incentives Obligations.

         6.3.1    The following definitions are applicable to this Section 6.3:

                  6.3.1.1  "Specified Operation Lifetime" means fifteen (15)
                              years.

                  6.3.1.2  "Successfully Operating Payload". The
                                    Spacecraft shall be equipped with one or more Payloads, as specified in Exhibit B. Each Payload shall be deemed to be Successfully Operating if at least that number of Transponders that is one more than one-half of the total number of Transponders within such Payload are Successfully Operating Transponders (as defined below).


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

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                  6.3.1.3  "Successfully Operating Transponder". A
                                    Successfully Operating Transponder is a
                                    Transponder which meets either or both of the following two criteria:

                           (a) The Transponder meets or exceeds the performance specifications set forth in Exhibit B. For the avoidance of doubt, if the Spacecraft is placed into inclined orbit, then the Transponders shall be deemed not to meet the criteria stated in this Paragraph 6.3.1.3(a) at such time as the Spacecraft would have ceased to have a Useful Commercial Life, (as mutually determined by the Parties) had it not been placed in such an orbit.

                           (b) The Transponder, while not meeting or exceeding the performance specifications, provides Buyer with no material loss in its commercial value.

                                    A Transponder shall also be deemed to be a Successfully Operating Transponder if it meets the performance specifications through use of any redundant or spare equipment not already in use by another Transponder.

                  6.3.1.4  "Useful Commercial Life". The Useful
                                    Commercial Life of a Spacecraft means the period beginning on the Commencement Date and ending on the earlier to occur of (i) the date on which there is just sufficient fuel remaining on board the Spacecraft only to eject the Spacecraft from its geostationary orbital location or (ii) the date on which at least one-half of the Transponders on each Payload are not Successfully Operating Transponders.


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                  6.3.1.5  "Successfully  Injected  Spacecraft".  The  Launched
                                    Spacecraft shall be deemed to be a Success-fully Injected Spacecraft if:

                           (a) The transfer orbit/spacecraft attitude meets the following required criteria:

                                    (1) Perigee altitude error is less than or equal to +/-3 sigma;

                                    (2) Apogee Altitude error is less than or equal to +/-3 sigma;

                                    (3) Inclination error is less than or equal to +/-3 sigma;

                                    (4) Argument of perigee error is less than or equal to +/-3 sigma; and

                                    (5) The Spacecraft has been separated with attitude rate errors of less than or equal to +/-3 sigma and

                           (b) The Spacecraft has not suffered physical damage which resulted from Launch Vehicle malfunction.

                            The calculated amount of Useful Commercial Life (the "Calculated Operational Lifetime") shall be mutually determined by Buyer and Contractor, based on standard engineering practices, using measured actuals of the Spacecraft, existing at the time of the operational hand-off of the Spacecraft to Contractor from the Launch Vehicle provider. If the attained transfer orbit/Spacecraft


                                       16


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                            attitude does not meet the criteria stated in this
                            Section, but the Calculated Operational Lifetime is greater than or equal to the Specified Operational Lifetime for the Spacecraft, then the Spacecraft shall be deemed to have been a Successfully Injected Spacecraft. If, on the other hand, the attained transfer orbit/Spacecraft attitude does not meet the criteria stated above, and the Calculated Operational Lifetime is less than the Specified Operational Lifetime, then the Spacecraft shall be deemed not be a Successfully Injected Spacecraft. If Buyer and Contractor cannot agree on the Calculated Operational Lifetime, then the Parties shall resolve such disagreement in acceptance with the dispute resolution procedures set forth in Article 33. During such dispute resolution procedure, Buyer shall commence all payments under Section 6.3.2 to Contractor based on Contractor's calculation of such Calculated Operational Lifetime, except only the disputed amount(s) which shall be paid by Buyer in escrow as set forth in Section 29.4, and the prevailing party shall be entitled to interest as provided therein.

                           6.3.1.6     "Incentives Interest Rate". The
                                            Incentives Interest Rate shall be
                                            the lesser of (i) the prime rate of
                                            Chase Manhattan, New York, as
                                            calculated on the first business day
                                            of each month for which interest is
                                            calculated plus [******************
                                            ***********************************]
                                            or 9ii0 [***************************
                                            *********************]

                           6.3.1.7     "Commencement Date". The
                                            Commencement Date shall be the date
                                            on which Buyer receives written
                                            certification from Contractor that,
                                            based upon the


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                                            results of completed in-orbit
                                            performance tests, at least one
                                            Payload is a Successfully Operating
                                            Payload.

                  6.3.2 Buyer shall pay to Contractor the Incentives Obligations and the Change Order Profit Component (if applicable), as follows:

                           6.3.2.1  Incentives Obligations and Change
                                            Order Profit Component. Subject to
                                            Section 6.3.2.3 through 6.3.2.6,
                                            Buyer shall be obligated to pay to
                                            Contractor the Incentives Obligation
                                            and any Change Order Profit
                                            Component (if applicable), as
                                            follows: Buyer shall pay Contractor
                                            an equal monthly payment that, when
                                            calculated on a net present value
                                            basis to the Commencement Date using
                                            the Incentives Interest Rate, equals
                                            the total amount of Incentives
                                            Obligations plus Change Order Profit
                                            Component due hereunder. For
                                            example, if the Spacecraft is a
                                            Successfully Injected Spacecraft and
                                            on the Commencement Date all
                                            Transponders on the Spacecraft are
                                            and continue to be Successfully
                                            Operating Transponders for fifteen
                                            (15) years, assuming the maximum [**
                                            ******************************] for
                                            the entire period, the monthly
                                            Incentives Obligations payment would
                                            be [**************] (the "Nominal
                                            Payment"). If the Incentives
                                            Interest Rate is less than [***
                                            **********************] for any
                                            given month, the Incentives
                                            Obligations payment will be less
                                            than the Nominal Payment. In such
                                            circumstances, the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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                                            amount of each month's payment will
                                            be calculated on a net present value
                                            basis to the date of the last
                                            month's payment using the remaining
                                            unpaid principal as the new
                                            principal, the Incentives Interest
                                            Rate, and a term equal to the number
                                            of months remaining in the
                                            Incentives period. The Parties shall
                                            agree in writing upon an appropriate
                                            allocation of the portion of the
                                            Incentive Obligations which shall be
                                            payable for each Payload on the
                                            Spacecraft. The Incentives
                                            Obligations, identified above, shall
                                            be payable in 180 equal and
                                            consecutive monthly installments
                                            over a fifteen (15) year life of the
                                            Spacecraft, except as may be
                                            adjusted as set forth herein. Except
                                            as provided in Paragraph 6.3.4, the
                                            first installment of each Incentives
                                            Obligations shall be paid on the
                                            Spacecraft's Commencement Date. A
                                            sample schedule matrix showing
                                            Incentives Obligations payments for
                                            fifteen years, assuming fully
                                            successful operation, and with
                                            varying hypothetical interests rates
                                            will be attached to this Contract as
                                            Exhibit I.



The foregoing notwithstanding:

                           (a) If the Spacecraft is not a Successfully Injected Spacecraft pursuant to Section
                                    6.3.1.4 but is successfully placed into its on-station orbit by Hughes during the "Transfer Period"


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                                    (defined as the period from separation of
                                    the Launch Vehicle through on-station
                                    acquisition) then, subject to Section
                                    6.3.2.3, Buyer shall pay the Incentives
                                    Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On Station Operational Lifetime (defined at Section 6.3.2.1(b)).

                           (b) If the Spacecraft is Successfully Injected, but is not successfully placed into its on-station orbit by Contractor during the Transfer Period, then the total amount of the Incentives Obligations for the Spacecraft shall be multiplied by a percentile equal to (i) the On-Station Operational Lifetime divided by (ii) the Calculated Operational Lifetime, which percentile shall, in no event, be greater than one. Subject to Section 6.3.2.3, Buyer shall pay such Incentives Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On-Station Operational
                                    Lifetime. The "On Station Operational
                                    Lifetime" shall be mutually determined by Buyer and Contractor, based on standard engineering practices, using measured actuals of the Spacecraft, existing at the end of the Transfer Period. However, should the Spacecraft continue to operate successfully beyond the On-Station Operational Lifetime, Contractor will continue to earn Incentives Obligations at the same monthly rate up to the Specified Operational Lifetime.

                           (c)      Finally, if the Spacecraft is not a
                                    Successfully Injected Spacecraft and, in addition, is not successfully placed into its on-station orbit during the Transfer Period, then the total


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                                    amount of the Incentives Obligations shall
                                    be multiplied by the sum of (A)(i) the
                                    Specified Operational Lifetime, plus (ii) the On-Station Operational Lifetime, minus
                                    (iii) the Calculated Operational Lifetime, divided by (B) the Specified Operational Lifetime, which percentile shall, in no event, be greater than one. Subject to
                                    Section 6.3.2.3, Buyer shall pay such
                                    Incentives Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On-Station Operational Lifetime.

                                    For purposes of any provision of this
                                    Contract, if the Incentives Obligations or related payment periods are to be recalculated, the monthly installments due shall be recalculated to reflect the imputed interest element that is reflected in the payment plans specified above.

                           6.3.2.2 Notwithstanding the foregoing, if at any time Buyer continues to utilize for revenue-producing purposes any Transponder that is not a Successfully Operating Transponder, then Buyer shall pay a pro rated amount of the Incentives Obligation attributable to such Transponder that is proportionate to the partial benefit that Buyer derives from such Transponder (the "Partial Incentive Payment"), all as mutually agreed upon by the Parties in good faith.

                           6.3.2.3 Except for any Change Order Profit Component (which is non-contingent), payment of any Incentives Obligation shall be contingent upon the Transponders being Successfully Operating Transponders, as set forth herein,


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                                    on the applicable Payload and shall be
                                    pro-rated, therefore, on a Transponder
                                    equivalent-by-Transponder equivalent basis over the duration of the applicable term of such Obligation; provided, however, that beginning on the date, if any, that any one or more of the Payloads are no longer a Successfully Operating Payload, as and when ascertained pursuant to in Section 6.3.2.4 (the "Degraded Payload"), then Buyer's then-remaining Incentives Obligations for such Payload(s) (exclusive of any Change Order Profit Component, as applicable) shall be deemed extinguished.

                           6.3.2.4 Whether any Transponder is not Successfully Operating shall be mutually determined by Buyer and Contractor, based on relevant technical data, reports and analyses, and each Party will make available to the other Party for its review, upon reasonable request, all data used in making such determination. If Contractor disagrees with such determination, then the Parties shall resolve such disagreement in accordance with the dispute resolution procedure set forth in Article 33.

                           6.3.2.5 If the Spacecraft has not been, or is not being, Properly Operated by the Buyer, and any Transponders thereof are not Successfully Operating Transponders, then the Transponders of the Spacecraft which were Successfully Operating prior to such improper operation of the Spacecraft shall be deemed to be Successfully Operating Transponders for purposes of Contractor's entitlement to payment of any applicable Incentives Obligations for such period as such Transponders would have reasonably been predicted to continue to be Successfully Operating had the Spacecraft and transponder thereon been Properly Operated by Buyer; provided, however, that if the failure is the result of a defect in the deliverable software or if Buyer demonstrates that the failure of any Transponder to be Successfully Operating was not caused primarily, directly or indirectly, by any act or omission of Buyer, its agents, Subcontractors, Consultants or representatives of any kind, then the foregoing provision shall not apply with respect to such Transponder.

                           6.3.2.6  Buyer may prepay any portion of the
                                    Incentives Obligations or the Change Order
                                    Profit Component pursuant to the schedule matrix attached as Exhibit 6.3.2.1. Any remaining Incentives Obligations so prepaid shall be subject to refund by Contractor to Buyer, in any instance and to the extent that Buyer's obligation to make such payments is relieved pursuant to this
                                    Article 6, as outlined in the last sentence of Section 6.3.4.1 hereof.

                  6.3.3 "Spacecraft Retirement Payment". At any time following the Spacecraft's Delivery, Buyer may, at its option, cease to utilize the Spacecraft for any purpose; provided, however, that if Buyer does cease using the Spacecraft (or if the Spacecraft is rendered a total loss by virtue of Buyer's failure to Properly Operate the Spacecraft), then, upon the exercise date of such option or the declaration of the Spacecraft as a total loss as applicable, all remaining Incentives Obligations payments for any Transponder (and any Change Order Profit Component, if applicable) (subject to the provisions of Section
                            6.3.2.3 through 6.3.2.5) shall become
                            immediately due and payable, all relative to the Spacecraft; and Buyer shall pay to Contractor such amounts, in immediately available funds, along with the outstanding balance of principal and accrued interest on any other outstanding payment obligations with respect to the Spacecraft, if any, as of such date. In determining the amount of principal and interest due, present value analysis discounted at the Incentives Interest Rate per annum shall be done for any scheduled payment stream previously created by the Parties hereunder. Notwithstanding the foregoing, Buyer shall have the right to cease using the Spacecraft and remove it from its orbital location at any time following the expiration of the Spacecraft's Useful Commercial Life, without payment of such Spacecraft Retirement Payment.

                  6.3.4 Incentive Obligations and Launch Delay

                           6.3.4.1 If the Spacecraft has not been launched by the 121st day after Delivery of the Spacecraft, then, except as set forth in Paragraph 6.3.4.2, the first of the equal and consecutive monthly installment payments for Incentive Obligations on the Spacecraft shall be due and payable and the fifteen year period shall be deemed to have begun for purposes of this Paragraph 6.3 and such payments shall commence (the "Pre-Launch Incentive Payments"). If upon the Commencement Date or at any time thereafter, any Transponder ceases to be a successfully Operating Transponder or a Payload becomes a Degraded Payload, then Contractor shall deliver to Buyer a refund (without interest) of that portion of the Pre-Launch Incentive Payment attributable to such Transponder or Payload, taking into account the amount of such time such Transponder or Payload met the performance specifications, and Buyer's subsequent Incentives Obligations shall be reduced thereafter on a pro rata basis; provided, if applicable, Buyer shall receive a credit to the extent of any Pre-Launch Incentive Payments, to be applied as an offset against Buyer's consecutive monthly installment payments for the Incentives Obligations otherwise due and payable for the months immediately following the Commencement Date.

                           6.3.4.2 Subject to the second sentence below, if on or before the 121st day following the Satellite's Delivery Date, the Satellite has not been Launched, then the first of the equal and consecutive monthly installments payments for the Incentives Obligations on the Spacecraft shall be due and payable on the earlier to occur of the Spacecraft's Commencement Date or the 241st day following such Spacecraft's Date of Delivery (except that interest on such Incentives Obligations shall begin to accrue on the 121st day following the Delivery Date, as such date may be modified herein). If, however, the Spacecraft has not been Launched due primarily to (1) Contractor's Fault after Delivery or (2) Contractor's failure to timely meet the Spacecraft's scheduled Delivery Date (where such failure in Delivery is not caused by a Buyer's Delay) (or a combination of clauses (1) and (2) immediately above) then the first of the equal and consecutive monthly installments of the

                                       Incentives Obligations on the Spacecraft shall be due and payable on, and interest shall not accrue until, the Causation Date. If upon Spacecraft Commencement, or at any time thereafter, any Transponder on the Spacecraft (which has been subject to a Launch delay under this Paragraph 6.3.4.2) ceases to be a Successfully Operating Transponder or a Payload becomes a Degraded Payload, then Contractor shall deliver to Buyer a refund (without interest) of that portion of the Pre-Launch Incentives Payments attributable to such Transponder or Payload, taking into account the amount of time such Transponder or Payload met the performance specifications, and Buyer's subsequent Incentives Obligation for the affected Payload on the Spacecraft shall be reduced thereafter on a pro rata basis; provided, however, that Buyer shall receive a credit to the extent of any Pre-Launch Incentive Payments, such credit to be applied as an offset against Buyer's consecutive monthly installment payments for the Incentives Obligations otherwise due and payable for the months immediately following the Commencement Date.

                           6.3.4.3 If, for any reason other than primarily Contractor's Fault, the Spacecraft has not been Launched within 24 months following the Spacecraft's Delivery Date, then the full amount of the Incentives Obligations (and any Change Order Profit Component, if applicable) (including principal and accrued interest, if any) shall become immediately due and payable upon the last day of such 24th month. If, however, the Spacecraft is subsequently Launched within 54 months of the Delivery Date and any Transponder of the Spacecraft ceases to be a Successfully Operating Transponder or a Payload becomes a Degraded Payload, then Buyer shall be entitled to a proportionate refund (without interest) for any Incentives Obligations (and any Change Order Profit, if applicable) paid for such Transponder or Payload, taking into account the amount of time such Transponder or Payload met the performance specifications. If, for any reason, the Spacecraft has not been Launched prior to the third anniversary of the Delivery Date (the "Third Anniversary"), then Buyer shall have an option (the "LOPS/MOPS Option"), exercisable in writing received by Contractor on or before the Third Anniversary, to extend its right to utilize the Related Services for the Spacecraft to the fifth anniversary of the Delivery Date (the "Extension Period"). If Buyer does not timely exercise the LOPS/MOPS Option, then Contractor shall credit any unused portion of the Baseline Launch Costs for the Spacecraft against any due and unpaid payment obligations of Customer under this Contract (the "LOPS/MOPS Refund"). If Buyer timely exercises the LOPS/MOPS Option, then the price associated with the Related Services (pursuant to Paragraph 6.3) for the Spacecraft during the Extension Period, shall be increased by a [****************************]
                                       beginning on the Third Anniversary. Buyer shall be obligated to pay such Escalation Amount within 30 days of receipt


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                                       of invoice from Contractor. In any case,
                                       Contractor's obligation to provide such
                                       services shall terminate on the date
                                       which is fifty-four (54) months (or as
                                       early as thirty-six (36) months) from the Delivery Date for the Spacecraft. If Contractor's obligation to provide Launch and Mission Operations Services is terminated under the immediately preceding sentence, then Buyer shall receive a LOPS/MOPS Credit or LOPS/MOPS Refund, as applicable.

                           6.3.4.4     If, for any reason, other than
                                       Contractor's Fault, a launch failure
                                       occurs between the time of Launch and the Commencement Date (or if no Commencement occurs), then the full amount of the Incentives Obligations (and any Change Order Profit Component, if applicable) (the "Recoverable Amount(s)") shall become immediately due and payable upon the date of such launch failure. Contractor shall be entitled to obtain payment of such Recoverable Amounts from the proceeds of the launch insurance obtained by Buyer and shall be entitled to a priority in obtaining such proceeds over Buyer and all other parties or claims; provided, however, that nothing herein shall relieve Buyer of its obligations to pay to Contractor all such Recoverable Amounts, as set forth herein. During the six (6) months immediately following such launch failure, Buyer shall use best reasonable efforts to obtain the proceeds of its launch insurance to pay Contractor the Recoverable Amounts, hereunder. Provided further, however, that if Contractor does not receive all such Recoverable


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


                                       Amounts from the proceeds of Buyer's
                                       launch insurance within such six (6)
                                       month period, then Buyer shall be
                                       obligated immediately to compensate
                                       Contractor for, and Contractor may also
                                       look to Buyer directly for satisfaction
                                       of, all such Recoverable Amounts. For
                                       purposes of this Paragraph 6.3.4.4,
                                       "Launch" shall mean, with respect to an
                                       Ariane IV Launch Vehicle, the ignition of the first stage engines of the Launch Vehicle, if said ignition is followed by opening of the table clamps with consequent release of such Launch Vehicle.


         6.4 Contractor shall not be obligated to deliver the Spacecraft to the Launch Site if there are any outstanding Delinquent Payments owed by Buyer to Contractor with respect to such Spacecraft under this contract one month prior to shipment of such Spacecraft from the Contractor facility. "Delinquent Payments" are defined as those payments not received by Contractor within thirty (30) days of the dates due as defined in Paragraphs 6.2.1 and 6.2.2 above. Once Buyer has paid Contractor for any "Delinquent Payments" and any interest accrued in accordance with Paragraph 6.6 below, Contractor shall use its reasonable best efforts to ship such Spacecraft to the Launch Site so as to enable launch on the scheduled Launch Date and in any event to make shipment as soon as practicable and no later than sixteen (16) weeks after payment by Buyer of such Delinquent Payments. Buyer will be responsible for and will pay to Contractor any reasonable costs and [***] profit on such costs that Contractor may incur as a result of a delay in delivery due to Buyer's Delinquent Payments. Notwithstanding the foregoing, this Section 6.4 shall not relieve Contractor of its obligation to deliver a Spacecraft, and no "Delinquent Payment" shall be deemed to have occurred, due to any non-


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                  payment by Buyer on account of an alleged breach by Contractor or other dispute as to such payment. In such event, Buyer shall, within thirty (30) days of the date such payment is due, pay the full amount of such payment into an interest-bearing escrow account to be established at Bank of America, Concord, California. Upon settlement of the dispute as to such payment and alleged breach in accordance with
                  Article 33, the Party entitled to the amount in escrow shall receive such amount together with all accrued interest thereon and the other Party shall pay all costs and fees associated with the escrow of such amount.


         6.5      Invoice


                  6.5.1 Invoices submitted to Buyer for payment shall contain a cross-reference to the Contract number and the date specified in the Payment Plan of Paragraphs 6.3.1. Contractor shall submit one (1) original invoice for the Spacecraft in each instance to:


                           PanAmSat Corporation
                           One Pickwick Plaza
                           Greenwich, CT 06830
                           Fax: (203)622-6664
                           Attention:   Robert Bednarek, Senior Vice President
                                           and Chief Technology Officer
                           cc:          Stephen G. Salem, Senior Counsel
                                        Marty Wolff


                  6.5.2 Invoice amounts, as specified in Paragraph 6.3, provide for billings to be submitted by the 15th day of each month and shall be paid by Buyer within thirty (30) days upon receipt of the invoice by Buyer.


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




         6.6      Late Payments


                  In the event of a failure by the Buyer or the Contractor to make a payment required pursuant to this Contract, the delinquent Party shall pay interest at the rate of [**** ********************] on the overdue amount for the number of days that the payment is overdue, commencing on the date payment is due and terminating on the date the overdue amount is paid in full. Notwithstanding the foregoing, this Section
                  6.6 shall not apply to any payment made into escrow in accordance with Section 29.4.


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ARTICLE 7.        SPACECRAFT LAUNCH DATE


                  7.1.1 "Launch Date" Defined. The calendar date during which a Launch will occur. The Launch Date shall be notified by Buyer to Contractor no later than six (6) months prior to the first day of the applicable Launch Slot and once established, shall become an express term of this Contract. As of the Effective Date of this Contract, the Launch Date shall be October 20, 1998, subject to change in accordance with this Article 7.


                  7.1.2 "Launch Window" Defined. A period of time within the Launch Date during which a Launch can occur and meet mission requirements. The Launch Window shall be established by notified by Buyer to Contractor no later than forty-five (45) days prior to the Launch Date and once established, shall become an express term of this Contract.


                  7.1.3 Adjustment of dates. The time periods as delineated in Sections 7.1.1 and 7.1.2 shall be adjusted to reflect applicable launch provider contracts, consistent with ordinary practices of such providers as familiar to the Parties.


         7.2 The Contract Price set forth in Paragraph 5.1 includes Contractor furnished launch support services, post launch support services, in-orbit test support services, and post title transfer monitoring and command of the Spacecraft if Buyer invokes the remedial provisions of Article 3, Paragraph 3.3.


         7.3 No less than sixteen (16) weeks prior to the Launch Date, Buyer shall order Contractor by notice in writing to commence launch campaign preparations.


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


         7.4 If a Spacecraft Launch Date is postponed for any reason other than the sole fault of Contractor, excluding any postponement due to an Excusable Delay as defined in Article 12, the Parties shall negotiate in good faith to determine an equitable adjustment to the price and affected terms of this Contract, if any. If the cost of supplies or materials made obsolete or excess as a result of a such postponement is included in the equitable adjustment, Buyer shall have the right to prescribe the manner of disposition of such supplies or materials. Costs included in the equitable adjustment shall include but not be limited to: support personnel standby; extra travel expenses; transport termination or rescheduling fees and a profit rate of [********************]


          7.5 Notwithstanding the foregoing, if a Spacecraft Launch Date is postponed by either Party due to an Excusable Delay, as defined in Paragraph 12.1 herein, the terms of Article 12 herein shall govern such postponement.


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


ARTICLE 8.        BUYER-FURNISHED ITEMS


8.1 The following facilities, equipment, and services ("Buyer-Furnished Items") shall be furnished by Buyer at no cost to Contractor, in a timely manner, so as to enable Contractor to perform the work described herein.


                  1) Facilities (buildings, power, phones and data lines) and enumerated services: (i) transportation of a Spacecraft, Contractor related test equipment and personnel within the Launch Site; (ii) storage of a Spacecraft and related test equipment for all force majeure events (which prevent Buyer from supplying Buyer-Furnished Items) and/or launch vehicle delays;
                           (iii) fueling; (iv) photographs; (v) interface hardware at the Launch Site; and (vi) earth station facilities for IOT including appropriate RF facilities, but not specialized test equipment.

                  2) Reservation and procurement of launch services and associated services.


                  Contractor will provide preliminary requirements of Item 1 above to Buyer no later than two (2) months after the Effective Date of this Contract to assist Buyer's compliance with this Article, which shall be consistent with what Contractor has generally required Buyer to secure for previous launches with the same launch provider. Subject to the confidentiality requirements of the applicable agreements, Contractor will be allowed to review the list of basic and optional service which Buyer has procured in Buyer's contract(s) for launch services.


                  In the event that the Buyer-Furnished Items set forth above are not suitable for the intended purpose or are not provided in a timely manner, excluding any excusable delay as defined in Article 12 herein, then Buyer shall be liable to Contractor for all applicable costs which shall include but not be limited to; procurement or rental of suitable substitutes for such Buyer Furnished Items at no higher than market prices; with title and possession of all such procured items reverting to Buyer after Contractor's use under this Contract; support personnel standby; extra travel expenses; transport termination or rescheduling fees; and installation/de-installation of communication links to the Launch Site and a profit rate of [*******************] In the event that the Buyer-Furnished Items are not suitable for the intended purpose or are not provided in a timely manner and the Contractor must procure or rent suitable substitutes, and the foregoing process has materially affected Contractor's ability to ship the Spacecraft on or prior to the Shipment Date, the parties agree to adjust the Shipment Date to account for any delay resulting from the non-suitability or non-timely provision of such Buyer-Furnished Items.

         8.2 Contractor shall maintain a system to ensure the adequate control and protection of Buyer's Property. For the purposes of this Article, Buyer Property shall be defined as any item which Buyer provides to the Contractor or directs Contractor to maintain in storage or an inventory account under this Contract. Upon receipt of notification from Buyer, the Contractor shall complete and return within fifteen (15) working days a Property System Certification describing the system that will be used to control Buyer's Property. Additionally, Buyer's representative may, at its option and at no additional cost to Buyer, conduct surveillance at a reasonable time of the Contractor's Property Control System as Buyer deems necessary to assure compliance with the terms and conditions of this Article.

         8.3 Contractor shall, commencing with its receipt and during its custody or the


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                  use of any Buyer's Property, accomplish the following:

                  A. Establish and maintain inventory records and make such records available for review upon Buyer's request;

                  B. Provide the necessary precautions to guard against damage from handling and deterioration during storage;

                  C. Perform periodic inspection to assure adequacy of storage conditions; and

                  D. Ensure that Buyer's Property is used only for performing this Contract, unless otherwise provided in this Article or approved by the cognizant contracting officer.

         8.4 Contractor shall not modify, add-on, or replace any Buyer Property without Buyer's prior written authorization. Contractor shall immediately report to Buyer's contract representative the loss of any Buyer Property or any such property found damaged, malfunctioning, or otherwise unsuitable for use. The Contractor shall determine and report the probable cause and necessity for withholding such property from use.

         8.5 Upon termination or completion of this Contract, and upon request by Buyer, the Contractor shall perform a physical inventory, adequate for accountability and disposition purposes, of all Buyer's Property applicable to such terminated or completed agreement and shall cause its subcontractors and suppliers at every tier to do likewise.


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ARTICLE 9.                 INSPECTION AND ACCEPTANCE


         9.1 Inspection of all Hardware, documentation and Contractor's services provided hereunder shall take place in accordance with the terms of Article 10, entitled "Access to Work in Process," herein.

         9.2 Preliminary Acceptance of the Spacecraft shall occur when all in-plant tests required to be performed by Contractor for the Hardware have been completed and the Contractor has demonstrated at the pre-ship review that the Hardware and contract deliverables meet the requirements of this Contract, at which time Buyer shall accept the Hardware on a Preliminary basis in writing within five (5) business days subject to completion of Launch Integration Facility and/or Launch Site tests specified in Exhibit C, Spacecraft Integration Test Plan. If the Hardware is unacceptable, Contractor shall promptly and at its expense, rectify the unsatisfactory Hardware and resubmit the Hardware for acceptance by Buyer as provided above. In either case, the Hardware shall be deemed accepted upon failure of Buyer to notify Contractor in writing within the above five (5) business days that it is accepted, rejected or that in Buyer's opinion further corrective action must be taken by the Contractor. In the event that Buyer has not given Preliminary Acceptance of the Spacecraft, Contractor shall not ship the Spacecraft from Contractor's facility without Buyer's prior written consent.

         9.3 Final Acceptance of the Spacecraft shall occur upon the earliest of i) the completion of In-orbit Testing in accordance with Exhibit A, ii) fifty (50) days after Intentional Ignition (as defined in Article 16, Paragraph 16.2 of this Contract) or iii) immediately before a Partial Failure, Total Failure or Total Constructive Failure (as each such term is defined in the applicable Launch Insurance Contract or successor contract), which occurs at or after

                  Intentional Ignition. Buyer shall have access to Launch Integration Facility and/or Launch Site test results during the launch campaign in accordance with the provisions of
                  Article 10, Paragraph 10.1 "Access to Work in Process."


         9.4 With respect to deliverable Hardware which Buyer orders Contractor to store, the Hardware shall be stored at a location to be negotiated and Final Acceptance shall occur at the end of the [**********] warranty period as set forth in
                  Article 16 herein, entitled "Spacecraft Warranty," or such other event mutually agreed upon between the Parties.



         9.5      Non-Conforming Products.



                           9.5.1 If (i) the Spacecraft does not meet its weight requirements and (ii) Buyer will be required to pay for additional weight from the launch provider in order to achieve the Specified Operational Lifetime without delaying the placing of the Spacecraft in its orbital location by more than fifteen
                                    (15) additional days, then Contractor shall reimburse Buyer for such additional payments up to [********]



                           9.5.2    Any Preliminary Acceptance or Final
                                    Acceptance by Buyer of a Spacecraft that does not conform to the requirements of this Contract (whether or not related to weight) shall not affect the Parties rights and obligations under Paragraph 6.3 ("Incentive Obligations") with respect to the Spacecraft or other deliverable that does not perform to the specifications of this Contract.


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ARTICLE 10.                ACCESS TO WORK IN PROCESS


         10.1 Contractor shall afford Buyer access to work in progress being performed at Contractor's plants and at the Launch Integration Facility and/or Launch Site pursuant to this Contract, including technical data, documentation, and hardware, at reasonable times during the period of Contract performance, provided such access does not unreasonably interfere with such work or require the disclosure of Contractor's proprietary information to third Parties and subject to (i) Contractor's Security Procedures and (ii) U.S. or Foreign Government Regulations.


         10.2 To the extent that the Contractor's major subcontracts permit, Contractor shall afford Buyer access to work being performed pursuant to this Contract in subcontractor's plants in the company of Contractor's representatives.


                    Contractor shall exert its reasonable best efforts in subcontracting to obtain permission for Buyer access to those major subcontractors' plants. Major subcontracts are defined as those subcontracts in excess of [************ ********************************]


           10.3 Buyer shall have the right to witness on a non-interference basis all system and subsystem tests scheduled by Contractor in connection with the performance of work under this Contract. If the system or subsystem tests are performed by a subcontractor of Contractor, Contractor shall take all reasonable steps to secure Buyer's access to the subcontractor's facility or facilities. Buyer's right to witness testing shall be on a non-interference basis with the subcontractor's activities and subject to (i) any subcontractor security procedures and (ii) U.S. or Foreign Government Regulations.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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


ARTICLE 11.                TERMINATION FOR DEFAULT; LIMITATION OF LIABILITY


         11.1 Subject to provisions of Article 3 entitled "Spacecraft, Documentation and Related Services," Article 5 entitled "Price" and Article 12 entitled "Excusable Delays," Buyer may issue a written notice of default to Contractor if: (i) Contractor fails [*****************************************
                    ********************] as confirmed in writing by the Contractor's and Buyer's Senior Executives and such failure may result in a delay in launch of more than [************** ****]; or (ii) Contractor fails to ship the Spacecraft on or before the Shipment Date other than due to the primary fault of Buyer or a Force Majeure Event and such failure to ship results in a delay of launch of the Spacecraft of more than {*************] days. Subsequent to the issuance of said notice, the Buyer may terminate this Contract in whole and thereafter elect remedies as identified in Paragraph 11.2 below. [****************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    **********]


         11.2       If Buyer terminates this Contract as provided in Paragraph
                    11.1 herein, Buyer, at its sole option, shall either: (i) take title to all deliverable hardware, all hardware in process which ultimately would have been deliverable by Contractor and all drawings and data produced by Contractor which ultimately would have been deliverable by Contractor, the cost of which has been charged or becomes chargeable to any work terminated plus all reasonable reprocurement costs up to a maximum amount of [*******************************];
                    or (ii) receive a refund of all payments submitted to Contractor by the Buyer for performance of


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                    this Contract for the portion terminated by Buyer, plus [***********************************************************
                    ************************************************************
                    ************************************************************
                    ***********************************] and Contractor shall
                    retain title and possession to all terminated Hardware which ultimately would have been deliverable by Contractor.


         11.3 Except as expressly provided in Paragraph 11.4, there will be no termination for default after Intentional Ignition of the Launch Vehicle for the Spacecraft.


         11.4 In the event that the delivery of the Certain Documentation listed on Exhibit E is delayed (other than due to the primary fault of Buyer or Force Majeure Event) for more than [**********************************************************]
                    Buyer may issue a written notice of default to Contractor and may thereafter terminate the Contract in part as to such Certain Documentation only. If Buyer elects to terminate this Contract in part as to such Certain Documentation, then Buyer shall be relieved of payment of [*********************
                    ************************************************************
                    ************] (or any such amount already paid shall be refunded), and Contractor shall pay Buyer an additional [*********] for reprocurement costs.


         11.5 If, after termination of this Contract (or portion thereof) under the provisions of this Article, it is determined for any reason that Contractor was not in default under the provisions of this Article, or that the default was excusable under the provision of Article 12 entitled "Excusable Delays," the rights and obligations of the Parties shall be the same as if notice of termination had been issued pursuant to Article 14, entitled "Termination for Convenience," or pursuant to Article 12, Paragraph


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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


                    12.4, as the case may be.


         11.6 Except as otherwise provided in the Contract, the rights and remedies of the Parties provided in this Article shall be in lieu of any other rights and remedies provided by law or in equity in the event Contractor or Buyer fails to meet its obligations under this Contract. Buyer shall have no other rights or remedies for late delivery of the Spacecraft, Documentation and Related Services under this Contract except for those rights and remedies expressly provided for in this Contract.

         11.7       In the event Buyer elects the remedy set forth in clause
                    (ii) of Paragraph 11.2, Contractor shall pay such amount as follows: [****************************] of the total amount to be paid by Contractor pursuant to such clause shall be paid within thirty (30) days of the effective date of termination; and (b) the remaining [********************] of the total amount to be paid by Contractor pursuant to such clause shall be paid upon the first to occur of (I) [******* ***************************************************] or (II)
                    [***********************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ***************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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


ARTICLE 12.                EXCUSABLE DELAYS


         12.1 If either Party or a subcontractor of either Party is delayed by act of God, or of the public enemy, fire, flood, earthquake, epidemic, quarantine restriction, strike, walkout, freight embargo, or any other event which is beyond their control or does not arise from the acts or omissions of either Party or its respective subcontractors, said delay shall constitute an excusable delay ("Force Majeure Events"). In the event of an excusable delay, there shall be an equitable adjustment to the time of delivery and/or performance stated in this Contract. The affected Party shall give notice in writing to the other Party within 10 working days that an excusable delay condition exists after learning of such delay. Such notification shall include the cause of the excusable delay, the expected length of the excusable delay, and alternate plans to mitigate the effect of the excusable delay.


         12.2 If the affected Party, as defined in Paragraph 12.1 above, requests or experiences, on a cumulative basis, excusable delay(s) greater than [**********] days, the Parties shall enter into good faith negotiations to develop a mutual course of action and/or an equitable adjustment to the affected terms of this Contract.


         12.3 Notwithstanding the foregoing, if the Launch Date for the Spacecraft defined in Paragraph 7.1 herein is delayed due to a Force Majeure event affecting Buyer's ability to furnish any item to be supplied by it under Article 8 hereof, Buyer shall reimburse Contractor for all reasonable expenses incurred as a result, including without limitation expenses for: support personnel standby; extra travel expenses; and transport termination or rescheduling fees.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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


         12.4 Notwithstanding anything herein to the contrary, in the event that a Force Majeure Event occurs and Contractor's performance of its obligations as to the Spacecraft is delayed or prevented for a period of [**************] or longer, then Buyer shall have the right to either: (i) terminate this Contract with respect to the Spacecraft upon thirty (30) days written notice or (ii) [******************]
                    ************************************************************
                    ****************] The period of such delay shall be measured from the initial occurrence of such Force Majeure Event or Contractor fault (whichever occurred first). Notwithstanding the foregoing, Buyer agrees that [**************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    *****************]

         12.5 In the event of a termination under clause (i) of Paragraph 12.4, Buyer shall be entitled to a refund equal to [********
                    ************************************************************
                    *******************************************************] and
                    Contractor shall retain title to all Deliverables produced by Contractor under this Contract with respect to the Spacecraft. For purposes of this Section 12.4, [************
                    ************************************************************
                    ************************************************************
                    ************************************************************
                    ******************]

         12.6       In the event of [********************************] under
                    clause (ii) of


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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


                    Paragraph 12.4, the price (including any profit component) [***************************] shall be paid as follows:

                         [******************************************************
                              **************************************************
                              **************]

                        [*******************************************************
                              **************************************************
                              **************************************************
                              ******************************]

                       [********************************************************
                              **************************************************
                              **************************************************
                              **************************************************
                              **************]

                        [*******************************************************
                              **************************************************
                              **************************************************
                              **********************]

                   Buyer and Contractor agree to negotiate in good faith the schedule for delivery of the Spacecraft [**********].


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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


ARTICLE 13.                AMENDMENTS


         The terms and provisions of this Contract shall not be amended or modified without specific written provision to that effect, signed by the Authorized Representative(s) of both Parties. These Authorized Representative(s) are identified in Article 27, "Notices and Authorized Representative(s)." No oral statement of any person shall in any manner or degree modify or otherwise affect the terms and provisions of this Contract.


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


ARTICLE 14.                TERMINATION FOR CONVENIENCE


         14.1 Buyer may terminate all or any portion of the work to be performed pursuant to this Contract upon five (5) days written notice to Contractor. Buyer shall pay Contractor, in the event of such termination, termination liability equaling all Costs (as defined in Paragraph 14.5 below) expended by Contractor for all work done up to the date of termination on the terminated portion of the Contract, settlements with subcontractors for work performed prior to termination on the terminated portion of the Contract, and Contractor's reasonable costs related to termination which would not otherwise have been incurred plus a [****] profit for the applicable termination costs and charges, but in no event more than the maximum termination liability that is set forth in Exhibit F hereto, as of date of termination, less amounts previously paid by Buyer to Contractor pursuant to the Payment Article; provided that the Parties agree that Exhibit F sets forth the maximum termination liability if the entire Contract is terminated under this Article 14, and that the maximum termination liability shall be pro rated appropriately in the event of a termination under this Article 14 of less than all of the work to be performed by Contractor. Buyer's termination liability shall also include Costs incurred by Contractor for the parts of the Base Spacecraft incorporated into the PAS 6B Spacecraft, but shall exclude any amounts retained or received by Contractor (whether for Costs, profits or otherwise) in connection with the termination of its agreement with a third party for the construction and delivery of the Base Spacecraft. Buyer shall pay the unpaid balance of such termination liability within thirty (30) days of Buyer's receipt of certification of Contractor's costs. In the event that Buyer has paid to Contractor any amount in excess of such termination liability, then Contractor shall refund such excess amount to Buyer within


[***]     Filed separately with the Commission pursuant to a request for
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


                  thirty (30) days of certification of costs. In no event shall the termination liability exceed either the Contract price defined in Article 5 herein or the amount specified in Exhibit F.


         14.2 In the event of termination by Buyer hereunder, and upon payment in full of all amount due (if any) under 14.1 above (or, if any amount is in dispute, payment of such amount into escrow in the manner set forth in Paragraph 6.4), all tangible work in process inventories generated under this Contract, with respect to the terminated work, shall become the property of Buyer. Buyer shall direct disposition of such property within sixty (60) days from date of termination (which disposition may include requesting Contractor to undertake mitigation efforts in accordance with Paragraph 14.4 below) or such other date as agreed to by the Parties. Final acceptance and transfer of title for all tangible work in process inventories to be delivered to the Buyer in the event of termination shall be the subject of separate negotiations between Buyer and Contractor and shall be subject to applicable U.S. Government Export Regulations. The expense of disposition shall be borne by Buyer.



         14.3 In the event of partial termination, the Contract Price shall be adjusted accordingly.



         14.4 At Buyer's request, Contractor shall use reasonable best efforts to identify an alternate use (i.e. sale to third Parties and/or internal utilization) for any Hardware affected by a termination under this Article 14, the Contractor shall submit a proposal to Buyer, which, at a minimum, defines (i) the applicable Hardware, (ii) the intended use of the Hardware, (iii) the original acquisition cost/value of the applicable Hardware, as available, and (iv) the sale/transfer payment(s) to be received by Buyer. Contractor shall use its reasonable best efforts to obtain fair market value for the applicable Hardware. Buyer, at its sole option, may accept or reject the proposal submitted by Contractor. In the event that Buyer accepts the proposal submitted by Contractor, payment by Contractor to Buyer of the agreed upon payment value shall occur within thirty (30) days of the sale/transfer of the applicable Hardware, or such other payment period as mutually accepted between the Parties. If the Contractor's proposal is rejected by Buyer, if Contractor is unable to find any alternative use within two (2) years of being requested to do so or if Buyer so directs, then Title to the applicable Hardware shall be vested as stated in Paragraph
                  14.2 above.



                  14.5 As used in this Article 14, Contractor's "Costs" shall mean costs actually incurred by Contractor in performing its obligations hereunder (including G&A costs not to exceed [*****************] of such costs), all such costs to be determined in accordance with Contractor's normal accounting practices. Contractor shall provide to Buyer an invoice certified by the Chief Financial Officer of the company stating Contractor claim for costs properly includes only the costs specified in this paragraph. In the event Buyer desires independent verification of claim, Buyer may request to have independent certified public accountants (CPA) audit costs incurred by Contractor and report to the Parties. The CPA to perform such audit shall be selected by Buyer, subject to the approval of Contractor, which approval shall not be unreasonably withheld (and in any event shall not be withheld if Buyer selects a "Big Six" accounting firm). Such audit shall be at Buyer's expense unless such audit shows Contractor's costs to have been overstated (in which event Contractor shall bear the audit expense). Such audit shall constitute a final determination of actual costs notwithstanding the provision of Article 33; provided that, if the costs


[***]     Filed separately with the Commission pursuant to a request for
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                                       49
                  determined by such report exceed the amount of Contractor's termination claim, Buyer shall only be obliged to pay the amount of Contractor's termination claim.



         14.6 Contractor shall use its reasonable best efforts to include in its subcontracts for work hereunder on terms that will enable Contractor to terminate such subcontracts in a manner consistent with this Article 14.


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


ARTICLE 15.            TITLE AND RISK OF LOSS


         15.1 Title and risk of loss or damage in respect of all items to be delivered under this Contract shall pass from Contractor to Buyer as follows:


                  15.1.1 Risk of loss of the Spacecraft and title shall pass from Contractor to Buyer upon the earliest of: (i) the completion of In-orbit Testing in accordance with Exhibit A, (ii) fifty (50) days after Intentional Ignition (as defined in Article 15, Paragraph 15.2 of this contract) or (iii) immediately before a Partial Failure, Total Failure or Total Constructive Failure (as each such term is defined in the applicable Launch Insurance Contract or successor contract) which occurs at or after Intentional Ignition.


                  15.1.2 In respect to a Spacecraft which Buyer directs Contractor to store, title and risk of loss shall remain with the Contractor until Final Acceptance as specified in
                                    Article 9.4 herein.


                  15.1.3 Notwithstanding Paragraph 15.1.2 above, upon removal of the Spacecraft from storage, the Contractor shall not assume risk of loss relative to a Battery which Buyer directs Contractor to replace after the five-year storage period which disqualifies the battery for a 15-year mission. In that event, Article 30 herein entitled "Effects of Storage on Batteries," shall apply.


                  15.1.4 "Risk of Loss" for purposes of this Article 15 is limited to the responsibility and liability for a Partial Failure, Total Failure or Total Constructive Failure (as each such term is as defined in the applicable Launch Insurance Contract or successor contract). Responsibility and liability for the Spacecraft prior to intentional ignition is with the Contractor.

         15.2 In the event of damage to or destruction of Hardware when Contractor shall have risk of loss, Contractor shall repair or replace (at Contractor's option) said Hardware. The Buyer shall participate in the decision to repair or replace said Hardware and the provisions of Article 16 shall apply.


         15.3 Insurance Provided By Contractor. The Contractor shall, at its own expense, provide and maintain the following insurance:


                  15.3.1     "All Risk" Insurance


                             (i) The Policy for "All Risks" insurance shall insure the Contractor and name Buyer as additional insured and Loss Payee as their interest may appear.


                             (ii) The insurance shall cover the Spacecraft while in or about the Contractor's and subcontractors' plants, while at other premises which may be used or operated by the Contractor for construction or storage purposes, while in transit, or while at the Designated Launch Site until Intentional Ignition, or while Spacecraft is stored by the Contractor at Buyer's direction until Final Acceptance as specified in Article 9.4.


                             (iii) Such insurance shall be sufficient to cover the full replacement value or selling price of the Spacecraft and may be issued with deductibles, for which losses shall be borne by the Contractor.

                             (iv) This "All Risk" insurance shall be in force from the time of the Effective Date of this Contract and shall continue in effect until Contractor's liabilities have expired at intentional ignition.


                  15.3.2     Third Party Liability Insurance


                             (i) The Policy(s) for Third Party Liability insurance shall be written on forms the Buyer may review and shall include Buyer as additional insured.


                             (ii) This Third Party Liability insurance shall be in force from the time of the Effective Date of this Contract and shall continue in effect until Contractor's liabilities have expired at intentional ignition.


                             (iii) The Policy(s) may be issued with deductibles, for which losses shall be borne by the Contractor.


         15.4     General Insurance Requirements


                             (i) The Contractor shall, upon request, provide to the Buyer certificates of the Insurance Policy(s) issued by an agent of the Contractor's Insurer(s) for coverage which the Contractor is required to provide pursuant to the provisions of these Articles.


                             (ii) All Policies of insurance to be provided and maintained pursuant to these Articles shall require the insurer(s) or its authorized agent(s) to give each insured not less than thirty (30) days prior written notice in the event of cancellation or any proposed material change in such policies, except for ten (10) days prior written notice in the event of cancellation due to non-payment of premium.


                             (iii) The Contractor may also acquire and maintain, at its own expense, other insurance for amounts and perils, and upon such terms, conditions and deductibles as it may deem advisable or necessary to cover any loss or damage to persons or property that may occur as a result of the performance of this Contract.

ARTICLE 16.                SPACECRAFT WARRANTY


         16.1 Contractor warrants that the Spacecraft, upon successful completion of Spacecraft in plant Tests pursuant to Article 9 herein, shall be free from any defects in material or workmanship and shall conform to the applicable specifications and drawings, as evidenced by the acceptance criteria in Exhibits A-D herein.


         16.2 This warranty shall start from the date of Preliminary Acceptance of the Spacecraft as stated in Article 9 herein, entitled "Inspection and Acceptance," and continue for a period of [***********] or until the "Intentional Ignition" (defined herein as the Intentional Ignition of any rocket motor on the first stage of the Launch Vehicle) of the applicable Launch Vehicle, whichever is earlier. [************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************************
                  **************************************************]("Warranty
                  Time Period"). Contractor shall not be liable in Contract or in Tort for any incidental, special, contingent, or consequential damages.


         16.3 Buyer shall have the right at any time during the Warranty Time Period to reject any goods not conforming to this warranty and require that Contractor, at its expense, correct or replace (at Contractor's option) such goods with conforming goods. If any time during the Warranty Time Period Contractor fails to correct or replace such defective goods and fails to initiate reasonable efforts to correct or replace such defective goods within a reasonable period after written notification and authorization from Buyer, Buyer may then, by contract or otherwise, correct or replace such defective goods and equitably adjust the price.


[***]     Filed separately with the Commission pursuant to a request for
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


         16.4 Except as otherwise expressly agreed upon in this Contract, Contractor shall have no liability, or responsibility in Contract or in Tort with respect to the Spacecraft after Intentional Ignition (as defined in Paragraph 16.2) of the Launch Vehicle.


         16.5 THE ABOVE WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING FITNESS FOR PARTICULAR PURPOSE OR MERCHANTABILITY AND THE REMEDY PROVIDED HEREIN IS THE SOLE REMEDY FOR FAILURE BY CONTRACTOR TO FURNISH A SPACECRAFT THAT IS FREE FROM MATERIAL DEFECTS IN MATERIAL OR WORKMANSHIP AS SET FORTH IN PARAGRAPH 16.1 ABOVE. ALL OTHER WARRANTIES OR CONDITIONS IMPLIED BY ANY OTHER STATUTORY ENACTMENT OR RULE OF LAW WHATSOEVER ARE EXPRESSLY EXCLUDED AND DISCLAIMED. CONTRACTOR AND ITS SUBCONTRACTORS SHALL HAVE NO LIABILITY IN CONTRACT OR IN TORT (INCLUDING NEGLIGENCE) OR IN ANY OTHER MANNER WHATSOEVER FOR A SPACECRAFT AFTER INTENTIONAL IGNITION OTHER THAN AS EXPRESSLY PROVIDED IN THIS CONTRACT.


         16.6 Any limitations on warranties, liability or requests for indemnification from liability for the malfunction of delivered items which are imposed upon the Contractor by its various equipment suppliers shall be passed on directly to Buyer provided, however, nothing therein shall decrease or invalidate the rights of the Buyer during, or the length of, the Warranty Time Period as stated in this Article.

ARTICLE 17.                INDEMNIFICATION


         17.1 Each Party shall indemnify and hold the other and/or all its officers, agents, servants, subsidiaries, affiliates, parent companies and employees, or any of them, harmless from any liability or expense in connection herewith on account of damage to property (excepting other Spacecraft in flight) and injuries, including death, to all persons including but not limited to employees of the Parties, and their subcontractors, and of all other persons performing any part of the work hereunder, arising from any occurrence caused by an negligent act or omission of the indemnifying Party or its subcontractors, or any of them in connection with the work to be performed by such Party under this Contract. The indemnifying Party shall have the right, but not the obligation, to participate in any legal or other proceedings concerning claims for which it is indemnifying under this
                    Article 17 and to direct the defense of such claims. However, with respect to such legal or other proceedings, the indemnifying Party shall pay all expenses (including attorneys fees incurred by the indemnified Party in connection with such legal or other proceedings) and satisfy all judgments, costs or other awards which may be incurred by or rendered against the indemnified Party. The indemnifying Party shall not settle any such claim, legal or other proceeding without first giving thirty (30) days prior written notice of the Terms and Conditions of such settlement and obtaining the consent of the indemnified Party, which consent shall not be unreasonably withheld or delayed.


         17.2 Notwithstanding the foregoing, neither the Contractor nor its subcontractors shall have any liability in Contract or in Tort, for damages to or caused by the Spacecraft after Intentional Ignition (as defined in Paragraph 16.2), and Buyer shall obtain waivers of subrogation rights from Buyer's insurers against Contractor, and affiliates and subcontractors of Contractor.

ARTICLE 18.          SPACECRAFT NOT LAUNCHED WITHIN SIX MONTHS AFTER ACCEPTANCE


         18.1 If the Spacecraft is not launched within six (6) months after its Preliminary Acceptance per Article 9, entitled "Inspection and Acceptance," and is subsequently ordered to be launched within [************] following its Preliminary Acceptance, it is agreed that the Spacecraft shall be returned at Contractor's option at Contractor's expense, to Contractor's facility for inspection and refurbishment. Any inspection and refurbishment undertaken by Contractor to meet the requirements of Article 16 entitled, "Spacecraft Warranty," shall be at Contractor's expense, including Spacecraft transit insurance.


         18.2 If the Spacecraft is not launched within six (6) months after its Preliminary Acceptance and is subsequently ordered to be launched later than [**************] following its Preliminary Acceptance, it is agreed that the Spacecraft shall be returned, at Buyer's expense, to Contractor's facility for inspection and refurbishment. An equitable adjustment to Contract price for such inspection and refurbishment, to include a [***] profit component shall be negotiated by the Parties unless the fact that the launch is scheduled for later than [******************] is due to Contractor's negligent acts or omissions.


         18.3 If the Spacecraft is returned to Contractor's facility for inspection and refurbishment per the terms of Paragraph 18.2 above, all charges to return the Spacecraft to the Launch Site shall be borne by Buyer.


         18.4 If the Spacecraft has not been launched within [********** ****] after its preliminary Acceptance, neither Party shall be further obligated to the other with respect to the Spacecraft. Disposition of the Spacecraft shall


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


                    be at the option of Buyer with costs of such disposition to be borne by Buyer.

ARTICLE 19.                PATENT/COPYRIGHT INDEMNITY


         19.1 Contractor shall indemnify and hold Buyer harmless against any liability or expense as a result of claims, actions, or proceedings against Buyer alleging the infringement of any trademarks, United States Copyright or mask work, United States Letters Patent, any other intellectual property rights, by any article fabricated by Contractor and delivered to Buyer pursuant to this Contract as set forth below.


         19.2 Contractor agrees to defend at its own expense any claim, action, proceeding or request for royalty payments or any claim for equitable relief or damages against Buyer, its officers, employees, agents, or subsidiaries based on an allegation that the manufacture of any item under this Contract or the use, lease, or sale thereof infringes any United States Letters Patent trademark, United States Copyright or mask work or any other intellectual property right, and to pay any royalties and other costs related to the settlement of such claim, action, proceeding or request and to pay the costs and damages, including reasonable attorney's fees finally awarded as the result of any claim, action or proceeding based on such request, provided that Contractor is given prompt written notice of such request or claim by Buyer and given authority and such assistance and information as is available to Buyer for resisting such request or for the defense of such claim, action or proceeding. Any such assistance or information which is furnished by Buyer at the written request of Contractor is to be at Contractor's expense.


         19.3 In the event that, as a result of any such claim, action, proceeding or request: a) prior to delivery, the manufacture of any item is enjoined; or b) after delivery, the use, lease or sale thereof is enjoined, Contractor


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                    agrees to utilize its best effort to either: (1) negotiate a license or other agreement with plaintiff so that such item is no longer infringing; or (2) modify such item suitably or substitute a suitable item therefore, which modified or substituted item is not subject to such injunction, and to extend the provisions of this Article thereto. In the event that neither of the foregoing alternatives is suitably accomplished by Contractor, Contractor shall be liable to Buyer for Buyer's additional costs and damages arising as a result of such injunction; provided however, that in no event shall Contractor's entire liability under this Article exceed [****************************************] for each Spacecraft. The existence of one or more claims, actions, proceedings or lawsuits shall not extend such amount.


         19.4 The foregoing indemnity shall not apply to any infringement resulting from a modification or addition, by other than Contractor, to an item after delivery.


         19.5 If the infringement results from the compliance by Contractor with the Buyer's directed designs, specifications or instructions, the Buyer will defend or settle, at its expense, any such suit against the Contractor.


         19.6 The foregoing constitutes the Parties' entire obligation with respect to claims for infringement.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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ARTICLE 20.                RIGHTS IN INVENTIONS


         20.1 As used in this Contract, "Program Invention" shall mean any invention, discovery or improvement conceived of and first reduced to practice in the performance of Work under this Contract. Information relating to Inventions shall be treated as proprietary information in accordance with the provisions of this Contract. Rights to inventions conceived solely by Contractor or its employees shall vest completely with Contractor.


         20.2 Contractor shall be the owner of all Program Inventions invented solely by Contractor. Contractor grants Buyer a royalty-free, nonexclusive license in Program Inventions to use Program Inventions solely for the purposes of maintenance and operation of the Spacecraft and delivered Equipment. Contractor agrees that it will not revoke such license if Buyer is in compliance with the terms of the license.


                    20.3.1 In the case of joint Program Inventions, that is, inventions conceived jointly by one or more employees of both Parties hereto, each Party shall have an equal, undivided one-half interest in and to such joint Program Inventions, as well as in and to patent applications and patents thereon in all countries.

                    20.3.2 In the case of such joint Program Inventions, Contractor shall have the first right of election to file patent applications in any country, and Buyer shall have a second right of election. Each Party in turn shall make its election at the earliest practicable time, and shall notify the other Party of its decision.


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                    20.3.3       The expenses for preparing, filing and securing
                                 each joint Program Invention patent
                                 application, and for issuance of the respective patent shall be borne by the Party which prepares and files the application. The other Party shall furnish the filing Party with all documents or other assistance that may be necessary for the filing and prosecution of each application. Where such joint Program Invention application for patent is filed by either Party in a country which requires the payment of taxes, annuities, maintenance fees or other charges on a pending application or on an issued patent, the Party which files the application shall, prior to filing, request the other Party to indicate whether it will agree to pay one-half of such taxes, annuities, maintenance fees or other charges. If within sixty (60) days of receiving such request, the non-filing Party fails to assume in writing the obligation to pay its proportionate share of such taxes, annuities, maintenance fees or other charges, or if either Party subsequently fails to continue such payments within sixty
                                 (60) days of demand, it shall forthwith
                                 relinquish to the other Party, providing that said other Party continues such payments, its interest in such application and patent and the Invention disclosed therein, subject, however, to retention of a paid-up, non-exclusive, non-assignable license in favor of the relinquishing Party, its parent, and any subsidiary thereof to make, use, lease and sell apparatus and/or methods under said application and patent.

         20.4 Each owner of a jointly-owned patent application or patent resulting therefrom shall, provided that it shall have fulfilled its obligation, if any, to pay its share of taxes, annuities, maintenance fees and other charges


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                    on such pending application or patent, have the right to
                    grant non-exclusive licenses thereunder and to retain any consideration that it may receive therefor without obligation to account therefor to the other Party. In connection therewith, each of the Parties hereby consents to the granting of such non-exclusive licenses by the other Party and also agrees not to assert any claim with respect to the licensed application or patent against any licensee of the other Party thereunder during the term of any such license.

         20.5 No sale or lease hereunder shall convey any license by implication, estoppel or otherwise, under any proprietary or patent rights of Contractor, to practice any process with such product or part, or, for the combination of such product or part with any other product or part.


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ARTICLE 21.                INTELLECTUAL PROPERTY RIGHTS


         Except as provided in Article 20, neither Party shall acquire any rights with respect to any patent, trademark, trade secret, or any other intellectual property developed or used by the other Party in the performance of this Contract.


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ARTICLE 22.                FURNISHED DATA AND INFORMATION, DISCLOSURE AND USE


         Proprietary Information shall mean any data and information received by one Party from the other Party, which is identified as proprietary in accordance with either of the following methods: (i) if in writing, it shall be marked by the disclosing Party with an appropriate proprietary legend, or (ii) if disclosed orally, it shall be presented by the disclosing Party as Proprietary at the time of disclosure and shall be confirmed by the disclosing Party as Proprietary Information in writing within fifteen (15) days of its initial oral disclosure.

         22.1 The receiving Party agrees to protect such data and information with the same degree of care which the receiving Party uses to protect its own confidential data and information;


         22.2 The receiving Party shall not disclose or have disclosed to third Parties, in any manner or form, or otherwise publish such data and information so long as it remains proprietary without the explicit authorization of the other Party or except as otherwise permitted in this Article 22;


         22.3 The receiving Party agrees that it shall use such data and information solely in connection with the performance of Work under this Contract, unless otherwise explicitly authorized by or on behalf of the other Party with the designation of specific data and information and use;


         22.4 The foregoing obligations with regard to such data and information shall exist unless and until such time as:


                  22.4.1 Such data and information are to the receiving Party or otherwise publicly available prior to its receipt by the receiving Party


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                             without the default of the receiving Party; or


                  22.4.2 Such data and information have been lawfully disclosed to the receiving Party by a Third Party which has the right to disclose such data; or


                  22.4.3 Such data and information are shown by written record to have been independently developed by the receiving Party; or


                  22.4.4 Such data and information are otherwise available in the public domain without breach of this Contract by the receiving Party; or


                  22.4.5 Such data and information are disclosed by or with the permission of the disclosing Party to a Third Party without restriction; or


                  22.4.6 Such data and information that a Party may be required by law or government regulation or order to disclose.


                  22.4.7 Such data and information are released for disclosure in writing by or with the permission of the disclosing Party.


         22.5 Providing Buyer shall obtain from the recipient a nondisclosure agreement at least as restrictive as this
                  Article 22, Buyer may disclose any proprietary information on a need to know basis to its customer(s), contractors, insurers, agents, counsel and actual or prospective lenders, investors, or successors in interest.


         22.6 Any copyrighted material belonging to a Party to this Contract may be copied by the other Party as necessary to enable the receiving Party to perform its obligations under this Contract, provided always that the


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                  copyright legend is retained on the material.


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ARTICLE 23.                PUBLIC RELEASE OF INFORMATION


         Neither Party shall issue news releases, articles, brochures, advertisements, prepared speeches, and other information releases concerning the work performed or to be performed under this Contract by Contractor or its subcontractors, or any employee or consultant of either, which contains new information not previously disclosed as permitted under the Contract, without first obtaining the prior written approval of the other Party concerning the content and timing of such release which approval shall not be unreasonably withheld. The initiating Party shall provide such releases to the other Party for review within a reasonable time prior to the desired release date and the other Party shall be required to respond within said time period.


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ARTICLE 24.                TAXES


         24.1 The price which shall be paid by Buyer for Spacecraft, Documentation and Related Services [****************** *****************] any U.S. (federal, state or local) sales or use taxes, or fees or other U.S. taxes against real or personal property, however designated, which may be levied or assessed against Contractor. Buyer shall be responsible for the payment of all personal property taxes, if any, with regard to goods which are levied upon subsequent to the date of delivery to Buyer. Buyer shall be responsible for any inventory taxes, state taxes or any other taxes that are assessed to Contractor as a result of storage of a Spacecraft in accordance with Article 32.


         24.2 In the event Contractor in the performance of this Contract is required to pay non-U.S. customs, import duties, value-added or sales taxes, commercial card fees, port fees, harbor maintenance tax, other charges, or taxes, or fees, (collectively, "Assessments") however designated (except for (i) any Assessment based on Contractor's income and (ii) any Assessment incurred as a result of or associated with Contractor's manufacture of a Spacecraft), then Buyer will reimburse Contractor for such Assessments within thirty (30) days of written notification by Contractor of payment; provided, however that, Contractor shall used its reasonable best efforts to obtain waivers, exemptions and/or relief from such Assessments when practicable, and Buyer shall not be required to pay any Assessment to the extent any such waiver, exemption or relief is pending or has been obtained. Notification shall then be supported by an invoice and attachment(s) evidencing such payment having been made by Contractor.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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ARTICLE 25.                GOVERNING LAW


         This Contract shall be deemed made in the State of California and shall be construed in accordance with the laws of the State of California.


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ARTICLE 26.                TITLES


         Titles given to the Articles herein are inserted only for convenience and are in no way to be construed as part of this Contract or as a limitation of the scope of the particular article to which the title refers.


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ARTICLE 27.                NOTICES AND AUTHORIZED REPRESENTATIVES


         Any notice or request required or desired to be given or made hereunder shall be in writing and shall be effective if delivered in person or sent by mail or by facsimile as indicated below:


         1.       PanAmSat International Systems, Inc.
                  One Pickwick Plaza
                  Greenwich, Connecticut 06830

                  Attention:        Robert Bednarek, Senior Vice President and
                                               Chief Technology Officer
                          cc:       Stephen G. Salem, Senior Counsel
                          and
                          cc:       Phil Rubin
                                    Jim Frownfelter
                                    Rubin & Associates
                                    1350 Connecticut Avenue, Suite 610
                                    Washington, DC 20036

                  Authorized Representative(s):   Frederick Landman,
                                                  President and Chief Executive
                                                  Officer

                                                  Robert Bednarek,
                                                  Senior Vice President and
                                                  Chief Technology Officer

         2.       Hughes Space and Communications Company
                  Post Office Box 92919, Airport Station
                  Bldg. S41, M/S A374
                  Los Angeles, California  90009
                  Attention:         Samuel C. Tricoli, Contracts Manager


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



                          cc:        Bernie Bienstock, Program Manager

                  Authorized Representative(s):    Harold McDonnell
                                                   Vice President

         or in each case as a Party may direct by notice to the other Party in accordance with this Article 27.


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ARTICLE 28.                INTEGRATION


         This document, with Exhibits, constitutes the entire understanding between the Parties with respect to the subject matter of this Contract and supersedes all previous oral and/or written negotiations, commitments, and understandings of the Parties (and/or their affiliates), including without limitation that certain Letter Agreement dated as of December 24, 1997, as supplemented by the supplemental letter agreement thereto dated February 9, 1998.


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ARTICLE 29.                CHANGES


         Subject to Paragraphs 4.2.1 and 5.3 and Article 38:


         29.1 Any changes requested by Contractor during the performance of this Contract, within the general scope of this Contract, which will add or delete work, stop work, affect the design of the Spacecraft, change the method of shipment or packing, or the place or time of delivery, or will affect any other requirement of this Contract, shall be submitted in writing ("Change Proposal") to Buyer [********] days prior to the proposed effective date of the change. If such Contractor requested change causes an increase or decrease in the total price or other terms of this Contract, Contractor shall submit a proposal to Buyer detailing the impact of such change.


         29.2 Buyer shall notify Contractor in writing within ten (10) days after receipt of the requested change and price adjustment (downward or upward), if any, whether or not it agrees with and accepts such Change Proposal. If Buyer agrees with and accepts the Contractor requested Change Proposal, Contractor shall proceed with the performance of the Contract as changed or in the case of a stop work order, suspend the performance of this Contract, and an amendment to the Contract reflecting the Change Proposal shall be incorporated into the Contract. If Buyer does not agree with the Contractor requested Change Proposal, the Parties shall attempt to reach agreement on such Change Proposal. If the Parties are unable to agree on the requested change and price adjustment, then the Parties shall proceed with the performance of this Contract, as unchanged. In the event the Parties are able to reach agreement on the change, but not on the price adjustment component, then the Parties shall elevate such dispute to the Senior Executives of the respective companies for resolution. If resolution


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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


                  can not be achieved within a reasonable period of time under the circumstances, Buyer may make a qualified acceptance of the Change Proposal, accepting all matters other than price adjustment, and the issue of price adjustment shall be submitted for resolution by arbitration in accordance with the provisions of Paragraph 33.2 hereof. Pending such resolution of the price issue, the Parties shall perform their obligations under the Contract, or in the case of a Stop work order, suspend their obligations, as if the Change Proposal had been accepted; provided, however, that Buyer shall pay any disputed amount of the price adjustment into an escrow account in accordance with Paragraph 29.4 hereof on the date such amount would have been due and payable had the Change Proposal been accepted, or if the Change Proposal could result in a downward adjustment in the Contract Price in excess of the amount remaining to be paid by the Buyer, Contractor shall deposit the disputed amount of such excess into an escrow account in accordance with Paragraph 29.4 hereof.


         29.3 Buyer may submit to Contractor in writing (a "Change Order Request") detailing any changes requested by Buyer during the performance of this Contract, within the general scope of the Contract, which will add or delete work, stop work, affect the design of the Spacecraft, change the method of shipment or packing, or the place or time of delivery, or will affect any other requirement of this Contract. Contractor shall respond to such Change Order Request in writing to Buyer within [*** ****] days after such request. If Contractor determines that the change requested by Buyer is feasible and can be made at no additional cost and with no associated delays, then Contractor shall so notify, Buyer and Contractor shall commence implementing such change. If the Contractor determines otherwise, then, Contractor shall submit to Buyer, a proposal detailing the impact of such change and the price adjustment (downward or upward), if


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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                  any, (the "Change Order Offer"). Buyer shall notify Contractor in writing, within ten (10) days after receipt of Contractor's Change Order Offer, whether or not it agrees with and accepts Contractor's Change Order Offer. If Buyer agrees with and accepts Contractor's Change Order Offer, Contractor shall immediately proceed with the performance of the Contract as changed, or in the case of a stop work order, suspend the performance of this Contract, and an amendment to the Contract reflecting such change shall be incorporated into the Contract. If Buyer does not agree with the Contractor's Change Order Offer, the Parties shall attempt to reach agreement on such Change Order Offer. In the event the Parties are able to reach agreement on the change, but not on the price adjustment component, then the Parties shall elevate such dispute to the Senior Executives of the respective companies for resolution. If resolution can not be achieved within a reasonable period of time under the circumstances, Buyer may make a qualified acceptance of the Change Order Offer, accepting all matters other than price, and the issue of price shall be submitted for resolution by arbitration in accordance with the provisions of Paragraph 33.2 hereof. Pending such resolution of the price issue, the Parties shall perform their obligations under the Contract, or in the case of a Stop work order, suspend their obligations, as if the Change Order Offer had been accepted; provided however, that the Buyer shall pay any disputed amount of the price adjustment into an escrow account in accordance with Paragraph 29.4 hereof on the date such amount would have been due and payable had the Change Order Offer been accepted, or if the Change Order Request could result in a downward adjustment in the Contract Price in excess of the amount remaining to be paid by Buyer, Contractor shall deposit the disputed amount of such excess into an escrow account in accordance with Paragraph 29.4 hereof. The dispute shall then be resolved by arbitration under the provisions of Article 33, entitled "Disputes."


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         29.4     Escrow Provisions - Disputed Amounts


                  Disputed amounts with respect to any change under this Article 29 shall be paid into an interest bearing escrow account to be established at Bank of America, Concord, California. Upon settlement of the dispute as to such payment and alleged breach in accordance with Article 33, the Party entitled to the amount or part thereof in escrow, shall receive such amount together with all accrued interest thereon and the other Party shall pay all costs and fees associated with the escrow of said amount. The placement of disputed amounts into an escrow account shall not relieve either Party of its remaining obligations under this contract.


         29.5     Determination of Price Adjustment  of Change


                  The Parties agree that the change order price adjustment (downward or upward) for any change shall be equal to the sum of (i) the "Change Order Cost" plus (ii) the "Change Order Profit Component". The "Change Order Cost" shall mean those additional or reduced recurring and non-recurring costs to Contractor to implement such change (or which are not required to be implemented), as determined in accordance with Contractor's normal accounting practices, including those general and administrative costs ("G&A Costs") of such change, as determined in accordance with Contractor's normal accounting practices, [*********************************] of
                  Contractor's costs for such change. The "Change Order Profit Component" shall be equal to [**********************] of the Change Order Cost. The Total Change Order Cost shall be payable in accordance with the payment plan agreed by the Parties or, if applicable, by the Arbitrator. Unless otherwise agreed by the Parties, the Change Order Profit Component shall be payable in equal monthly installments at the same time as the monthly installments of Incentives Obligations; provided,


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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                  however, that payment of the Change Order Profit Component shall not be conditioned upon performance of the Spacecraft or any component thereof.


         29.6 If Contractor makes any improvements to the generic HS-601HP Spacecraft design, then Contractor shall provide reports to Buyer concerning such improvements. Buyer may request that any improvement to the HS-601HP Spacecraft design reported to Buyer be incorporated into the Spacecraft, and such improvements shall be considered a Change and shall be dealt with in accordance with the Change Order process in this
                  Article 29. The foregoing shall not apply to any changes to the generic HS-601HP Spacecraft design, to correct or mitigate the impact of anomalies with respect to such design, made by Contractor on its own accord or as necessary in Contractor's reasonable engineering judgment, which changes shall not relieve Contractor of its obligations to meet the technical specifications for the Spacecraft, as set forth in Exhibit B, hereto. Contractor shall notify Buyer on a periodic basis or as requested by Buyer from time to time of any anomalies with respect to such HS-601HP Spacecraft design.


         29.7 The Change Order Price shall be allocated and payable as follows: The Change Order Profit Component shall be an independent payment obligation not contingent upon performance of the Spacecraft and shall be payable at the same time as the monthly installments of the Incentives Obligations for the Spacecraft as set forth in Paragraph 6.3.4 and, in any case, the then-remaining Change Order Profit Component for the Spacecraft shall be paid in full with the last Incentives Obligations Payment. The Total Change Order Cost shall be payable as agreed by the Parties.


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         29.8     To the extent that (i) any change agreed under this Article 29 deletes any Hardware already produced by Contractor, then the provisions of Paragraphs 14.2 and 14.4 shall apply to the disposition of such Hardware.


         29.9 The Spacecraft shall be designed to support the Launch Vehicle interface requirements issued by the Launch Vehicle provider (as to Ariane, Proton, Delta and Atlas launch vehicles) existing at the time of the date required of any change in Launch Vehicle designation under Paragraph 4.2.1. If there are any changes to such interface requirements thereafter, then any such change shall be deemed to be a Change Order Request by Buyer, and the Change Order process set forth in Section
                  29.3 shall apply.


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 ARTICLE 30.               EFFECTS OF STORAGE ON BATTERIES


         For Spacecraft batteries to provide the required minimum fifteen (15) years of in-orbit services per Exhibit B, it is understood that launch must occur within three (3) years from the date of activation of the first battery cell. In the event Buyer directs Contractor to store any deliverable Spacecraft and the period of such storage causes a launch later than three (3) years from the date of activation of that Spacecraft's first battery cell, and Buyer upon its election to either:
         (i) install replacement batteries or (ii) recondition batteries, so directs Contractor, Buyer shall pay Contractor its costs plus a [***] profit rate. In either case (i) or (ii), the batteries shall meet a fifteen (15) year in-orbit service requirement.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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ARTICLE 31.                INTER-PARTY WAIVER OF LIABILITY


         31.1 Prior to the time Buyer and the Contractor enter the Launch Integration Facility and/or Launch Site, they each agree that they will not make a claim against each other for an event that occurs at the Launch Integration Facility and/or Launch Site premises involving damage to, loss of, or loss of use of their property or the property of others in their possession, caused by the fault or negligence of the other Party to this Contract, or otherwise caused by any defect in any product manufactured or sold by the other Party to this Contract. Such claims are waived and each Party will bear its own losses. Buyer will include a comparable clause in each of its contracts with vendors, subcontractors or customers for services or benefits expected as a result of the launch or orbiting of the Spacecraft. Such comparable clause shall include a requirement to flow the clause down to lower-tier contractors.


         31.2 Notwithstanding any other provisions of this Contract, prior to the time any Party, associated with launch activities at the Launch Integration Facility and/or Launch Site, shall enter the Launch Integration Facility and/or Launch Site, such Parties shall be required to sign an Inter-Party Waiver of Liability consistent with that between Buyer and the Contractor as incorporated herein under Paragraph 31.1 of this provision or other similar agreement as may be required by the launch agency. Each Party shall have the responsibility to assure that all the Parties associated with the launch of the Spacecraft (for which they have control or privity of Contract with hereunder) have executed said Inter-Party Waiver of Liability.


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ARTICLE 32.                SPACECRAFT STORAGE


         32.1 Buyer may, at its option, order Contractor to store, in accordance with the provisions of Exhibit B Spacecraft Specification, the deliverable Spacecraft (including separate storage of Batteries, if needed) for a period of up to two (2) years from the date of their delivery to Buyer. Buyer shall provide written notice to the Contractor not later than six
                  (6) months prior to the scheduled delivery of the Spacecraft. Contractor's price for providing storage shall be provided to Buyer in accordance with Article 29, "Changes," (and such price shall be deemed a "Change Proposal" for purposes of
                  Article 29) within 30 days after receipt of Buyer's notice to store the Spacecraft and Contractor shall provide storage facilities. If such storage facilities are unavailable, Contractor and Buyer shall hold discussions to determine a mutually agreed storage arrangement.


         32.2 Six (6) months prior to a stored Spacecraft's scheduled launch date, Buyer shall, by notice in writing, order the Contractor to remove said Spacecraft from storage and ship it to a Launch Site designated by Buyer.


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ARTICLE 33.                DISPUTES


         33.1     Disputes


                  33.1.1 In the event any dispute arises between the Contractor and the Buyer relating to this Contract, either Party may give written notice to the other of its objections and reasons therefore. The Contractor and Buyer shall consult in an effort to reach a mutual agreement to resolve such dispute. In the event a mutual agreement cannot be reached within fifteen (15) days after receipt of this notice, the respective positions of the Parties shall be forwarded to Contractor and Buyer's respective Executive Offices for discussions and they shall attempt to reach a mutual agreement to resolve such dispute within another fifteen (15) day period.


         33.2     Arbitration of Disputes


                  33.2.1 Grounds for Arbitration and Notice Requirement. Any dispute, disagreement, controversy or claim arising out of or relating to this Contract or the interpretation thereof or any arrangements relating thereto, or the validity or enforceability thereof, or contemplated therein or the breach, termination or invalidity thereof which is not settled to the mutual satisfaction of the Parties in accordance with Paragraph 33.1 above, then it shall be settled exclusively and finally by binding arbitration, after written notice by either Party. Arbitration of such disputes in accordance with this Article 33 shall be the Parties' exclusive remedy.

                  33.2.2 Administration and Rules. Arbitration proceedings in connection with the Contract shall be administered by the American Arbitration Association in accordance with its then in effect Commercial Arbitration Rules, together with any relevant supplemental rules including but not limited to its Supplementary Procedures for Large, Complex Disputes, as modified by the terms and conditions of the Contract. With respect to the selection of arbitrators, arbitration proceedings in connection with this Contract shall be conducted before a panel of three (3) arbitrators. Within fifteen (15) days after the commencement of arbitration, each Party shall select from a list of qualified persons one person to serve as an arbitrator on the panel, and within ten (10) days of their selection, the two arbitrators shall select a third arbitrator who is listed as an active member of the American Arbitration Association at the time that arbitration proceedings commence. If the two arbitrators selected by the respective Parties are unable or fail to agree upon the third arbitrator in the allotted time, then the third arbitrator shall be selected by the American Arbitration Association.


                  33.2.3 Place of Arbitration. The place of arbitration shall be in Los Angeles, California, U.S.A.


                  33.2.4 Discovery. The arbitrators shall have the discretion to order a pre-hearing exchange of information by the Parties, including without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of the Parties.


                  33.2.5 Award and Judgment. The arbitrators shall have no authority to award punitive damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Contract. Subject to the foregoing, the Parties agree that the judgment of the arbitrators shall be final and binding upon the Parties and that the judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                  33.2.6 Confidentiality. No Party or arbitrator may disclose the existence, content, or results of any arbitration proceedings in connections with this Contract without prior written consent of all Parties to the arbitration proceeding.


                  33.2.7 Fee and Expenses. All fees and expenses of any arbitration proceedings in connection with this Contract shall be borne by the losing Party. However, each Party shall bear the expense of its own counsel, experts, witnesses, and preparation and presentation of evidence.


                  33.2.8 Performance. Contractor and Buyer shall continue with performance under this Contract during any disagreement, negotiation, or arbitration.

ARTICLE 34.                ASSIGNMENT


34.1 Neither Party shall assign, or transfer this Contract or any of its rights, duties or obligations thereunder to any person or entity, in whole or part without the prior written consent of the other Party except that either Party may assign or transfer any of its rights, duties or obligations under this Contract, either in whole or in part, to its parent company, subsidiary or affiliate.1 In addition, notwithstanding anything in this Article 34 to the contrary, the consent of Contractor shall not be required for, and Paragraph 34.2 shall not apply to any assignment by Buyer of its rights, duties and/or obligations hereunder as security for any indebtedness of Buyer or its subsidiaries or affiliates.

         Neither Party shall unreasonably withhold consent to any assignment or transfer providing that the requesting Party can demonstrate to the other Party's satisfaction that:

         (1) its successor or assignee possesses the financial resources to fulfill the obligations of this Contract; and

         (2) any such assignment or transfer shall not jeopardize any data rights or competitive position, or violate laws related to export or technology transfer, or otherwise increase the other Party's risks or obligations.

         If the requesting Party cannot so demonstrate, both Parties agree to negotiate in good faith suitable modifications and new provisions to this Contract which would mitigate the above risks and/or bring this Contract into conformance with applicable laws.

1 Affiliate: An "affiliate" of, or a person "affiliated" with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

34.2 The Parties agree that in the event that the ownership or control of Buyer or Contractor is changed, the Parties reserve the right to negotiate in good faith suitable modifications and new provisions to this Contract which would mitigate any additional risks, financial or otherwise, which may be brought about by such change in ownership or control.

34.3 This Contract shall be binding upon the Parties hereto and their successors and permitted assigns.

ARTICLE 35.                LIMITATION OF LIABILITY


35.1 The Parties to this Contract expressly recognize that commercial space ventures involve substantial risks and recognize the commercial need to define, apportion and limit contractually such risks associated with this commercial space venture. The payments and other remedies expressly set forth in this Contract fully reflect the Parties' negotiations, intentions and bargained-for allocation of such risks associated with commercial space ventures.

35.2 In no event shall the Parties be liable for any direct, indirect, incidental, special, contingent or consequential damages (including, but not limited to, lost revenues or profits), except as expressly provided for in this Contract. This Article shall survive the expiration or termination of this Contract for whatever cause.

ARTICLE 36.       NO THIRD PARTY AGREEMENT OR RIGHTS

36.1 Contractor represents and warrants that: (i) Contractor has terminated the agreement between Contractor and a third party for construction and delivery of the spacecraft (the "Base Spacecraft") from which PAS 6B will now be built; and (ii) neither Contractor nor such third party have any continuing rights or obligations with respect to PAS 6B or the Base Spacecraft (or otherwise arising under such terminated agreement). Contractor agrees to indemnify Buyer for, and hold Buyer harmless from, any and all liability, loss, claim or damage to which Buyer or its affiliates (or any director, officer, employee or agent of Buyer or one of its affiliates) may become subject, arising from any claim by such third party or any breach of the representations and warranties made by Contractor in this Article 36.

36.2 The provisions of this Contract are for the benefit of only the parties hereto, and no third party may seek to enforce, or benefit from, the terms and conditions of this Contract, other than as expressly provided in the immediately following sentence. The parties agree and acknowledge that (i) the first two sentences of Paragraph 14.4, and Contractor's obligation to make payment to Buyer in the event that Buyer accepts Contractor's proposal as provided in such Paragraph 14.4, are for the benefit of Buyer and of Buyer's customers NetSat ServiAos Ltda. ("NetSat") and Multi-Country Partners GP ("Multi-Country") and
         (ii) each of NetSat and Multi-Country shall have the right to enforce, as a third party beneficiary, the obligations of Contractor under the first two sentences of Paragraph 14.4, and Contractor's obligation to make payment to Buyer in the event that Buyer accepts Contractor's proposal as provided in such Paragraph 14.4, directly against Contractor, either in an action brought solely by such party or in a joint action with each other and/or with Buyer.

36.3 This Article 36 shall survive delivery of the Spacecraft and the Documentation, the performance of the Related Services and any termination of this Contract.

ARTICLE 37.                LIQUIDATED DAMAGES FOR LATE PERFORMANCE



37.1 In the event that the launch of the Spacecraft is delayed due to the fault of Contractor (and/or Contractor's subcontractors or suppliers) or the Spacecraft is not shipped on or prior to the Shipment Date in accordance with the requirements of this Contract and the Exhibits hereto, Contractor shall pay to Buyer liquidated damages as follows:


                  37.1.1   For [************************] of delay, Contractor
                           shall [**************************]



                  37.1.2 For the next [**************] of delay, Contractor shall [**********************************************
                           *****************************************************
                           ******************************]



37.2 Contractor shall pay to Buyer the liquidated damages owed pursuant to Paragraphs 37.1 within thirty (30) days of invoice from Buyer.



37.3 The Parties understand and agree that the liquidated damages provided under this Article 37 shall be in lieu of all other remedies of any kind except for Buyer's rights and remedies under Articles 11 and 14. The amounts presented in Paragraph 37.1 shall constitute liquidated damages for such late shipment and shall not constitute a penalty. The Parties acknowledge and agree that such liquidated damages are believed to represent a genuine estimate of the losses that would be suffered by reason of any such delay (which losses would be difficult or impossible to calculate with certainty).


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 38.                CORRECTIVE MEASURES; OPERATIONAL   DEFICIENCIES



38.1 Without limiting the obligations of Contractor under other provisions of this Contract, if the data available from another satellite manufactured or under manufacture or design by Contractor (a "Contractor Satellite") indicates that there is or may be a material deficiency in the design or manufacture of such Contractor Satellite which, in the reasonable opinion of Contractor, will or may adversely affect the Spacecraft produced under this Contract, or the operations of such Spacecraft, then Contractor shall notify Buyer of such any such material deficiency. Contractor shall promptly take appropriate corrective measures, at Contractor's expense, with respect to the Spacecraft so as to satisfactorily eliminate from such Spacecraft prior to its shipment all the material deficiencies discovered in Contractor Satellite(s), subject to the provisions of Paragraph 38.5.



38.2     In the event that the corrective measures performed pursuant to this
         Article 38 cause a delay, then: (i) Contractor shall [***************** ****************************] in accordance with Paragraph 4.1; (ii)
         the time periods provided in Paragraph 5.5 and 37.1 [*************** ********] and (iii) Buyer and Contractor shall discuss the impact (if any) to the construction and delivery of the Spacecraft.



38.3 If Contractor, in performing corrective measures in accordance with this Article 38, replaces any equipment or part determined to be deficient, such deficient equipment or part shall remain or become the property of Contractor.



38.4 Contractor shall disclose to Buyer sufficient technical and operational information regarding a material deficiency [******************* *********] to enable Buyer to make an informed decision regarding the taking of corrective measures.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         Notwithstanding the foregoing, Contractor shall not be obligated by this Article 38 to disclose the identity (or any identifying information) of any such satellite, or the owners or customers of such Contractor Satellite, on which a material deficiency is discovered.



38.5 Contractor shall be obligated to notify Buyer if Contractor proposes to resolve technical deficiencies (arising during the design and/or manufacturing process of the Spacecraft) through the imposition of operational constraints. The Parties agree promptly to enter into good faith negotiations to resolve any such deficiency and, if appropriate, agree to adjust equitably the Contract Price and/or schedule, subject to Paragraph 38.2. In the event that the Parties cannot reach an agreement within five (5) business days as to the resolution of such deficiency or its adjustment (if any) to Contract Price and/or schedule, then the unresolved issues shall be submitted to the Contractor's and Buyer's senior executives for resolution. If such senior executives cannot reach agreement within ten (10) business days thereafter, then the remaining unresolved issues shall be submitted for resolution by arbitration pursuant to Paragraph 33.2.

ARTICLE 39.                REPLACEMENT SPACECRAFT



39.1 Buyer shall have the right to purchase a replacement spacecraft ("PAS 6C") for PAS 6B in the event that PAS 6B suffers a launch failure (including any total or constructive total loss that occurs prior to the placement of PAS 6B into commercial operations). PAS 6C shall have substantially the same configuration and performance of PAS 6B. If Buyer orders PAS 6C, the price for such spacecraft (and its Related Services and Documentation) shall [*******************************
         ***********************] which shall include as a baseline launch on an Ariane Launch Vehicle, and Contractor shall construct and deliver PAS 6C and Documentation, and shall perform the required Related Services, to support a launch of PAS 6C within twelve (12) months from written direction from Buyer for the order of PAS 6C. Except as expressly specified in this Article, the terms and conditions of this Contract shall apply in context to PAS 6C if ordered under this Article. PAS 6C may be ordered at any time through one hundred twenty (120) days after the launch of PAS 6B. Attached as Exhibit H hereto is a payment plan for PAS 6C based upon a price of [*************]



39.2 In order to have the right to order PAS 6C in accordance with Paragraph 39.1, Buyer shall direct Contractor to purchase long lead items for PAS 6C by written notice to Contractor no later than April 20, 1998; provided, that if, prior to April 20, 1998, the Launch Date has been revised from October 20, 1998 in accordance with the terms of this Contract, then such written notice shall be required no later than six
         (6) months prior to such revised Launch Date. If Buyer provides such written notice, then Contractor shall purchase long lead items and take such other steps as may be required to enable Contractor to have PAS 6C ready to be launched within twelve (12) months of the PAS 6B launch failure. The price for the long lead items shall be [************** **********************] payable


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         in accordance with the following payment schedule:


                                  [***********]

                      [**********************************]

               --------------------------------------------------
                                                      [*****]
                              [****]                [**********]
               --------------------------------------------------
                                [*]                     [***]
               --------------------------------------------------
                                [*]                     [***]
               --------------------------------------------------
                                [*]                     [***]
               --------------------------------------------------
                                [*]                     [***]
               --------------------------------------------------
                                [*]                     [***]
               --------------------------------------------------
                                [*]                     [***]
               --------------------------------------------------



39.3 If Buyer has purchased long lead items in accordance with Paragraph 39.2, then, within one hundred twenty (120) days of the successful launch of PAS 6B, Buyer shall direct disposition of such long lead items either: (a) to build PAS 6C at the same price for launch within twelve (12) months of such direction; or (b) direct the disposition of such long lead items pursuant to Paragraphs 14.2 and 14.5.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 40.                INDEX OF DEFINED TERMS



         Each of the following capitalized terms has the meaning ascribed to such term in the applicable Paragraph.


           ----------------------------------------------------------
                    Defined Terms                  Paragraph
           ----------------------------------------------------------
                      Affiliate                       34
           ----------------------------------------------------------
                     Assessments                      24.2
           ----------------------------------------------------------
                Authorized Representations            27
           ----------------------------------------------------------
                 Base Spacecraft                      36
           ----------------------------------------------------------
                      Buyer                        Introduction
           ----------------------------------------------------------
              Buyer-Furnished Item                    8.1
           ----------------------------------------------------------
               Calculated Operational                 6.3.1.5
                    Lifetime
           ----------------------------------------------------------
              Certain Documentation                 Exhibit E
           ----------------------------------------------------------
                Change Order Cost                     29.5
           ----------------------------------------------------------
               Change Order Offer                     29.3
           ----------------------------------------------------------
               Change Order Profit Component          29.5
           ----------------------------------------------------------
                 Change Order Request                 29.3
           ----------------------------------------------------------
                  Change Proposal                     29.1
           ----------------------------------------------------------
                       Contract                   Introduction
           ----------------------------------------------------------
                    Contract Price                    5.1
           ----------------------------------------------------------
                      Contractor                  Introduction
           ----------------------------------------------------------
               Contractor Satellite                   38.1
           ----------------------------------------------------------
                         Costs                        14.5
           ----------------------------------------------------------
                   Degraded Payload                   6.3.2.3
           ----------------------------------------------------------
                  Delinquent Payments                 6.4
           ----------------------------------------------------------

           ----------------------------------------------------------
                     Deliverables                      3
           ----------------------------------------------------------
                     Documentation                     4.1
           ----------------------------------------------------------
                     Effective Date                    39
           ----------------------------------------------------------
                     Extension Period                  6.3.4.3
           ----------------------------------------------------------
                         G&A Costs                     29.5
           ----------------------------------------------------------
                      Holdback Amount                  12.5
           ----------------------------------------------------------
                 Incentives Interest Rate              6.3.2.2
           ----------------------------------------------------------
                   Intentional Ignition                16.2
           ----------------------------------------------------------
                        Launch Date                    7.1.1
           ----------------------------------------------------------
                      Launch Vehicle                   4.2.1
           ----------------------------------------------------------
                       Launch Window                   7.1.2
           ----------------------------------------------------------
                     Letter Agreement                 Recitals
           ----------------------------------------------------------
                     LOPS/MOPS Option                  6.3.4.3
           ----------------------------------------------------------
                     LOPS/MOPS Refund                  6.3.4.3
           ----------------------------------------------------------
                            MCC                        3.3(a)
           ----------------------------------------------------------
                            OCC                        3.3(b)
           ----------------------------------------------------------
                          PAS 6B                       3.1
           ----------------------------------------------------------
               Pre-Launch Incentive Payments           6.3.4.1
           ----------------------------------------------------------
                     Program Invention                 20.1
           ----------------------------------------------------------
                     Properly Operated                 3.4
           ----------------------------------------------------------
                    Recoverable Amount                 6.3.4.4
           ----------------------------------------------------------
                     Related Services                  4.1
           ----------------------------------------------------------
                       Risk of Loss                    15.1.4
           ----------------------------------------------------------
                       Shipment Date                   4.1
           ----------------------------------------------------------
                        Spacecraft                     3.1
           ----------------------------------------------------------

           ----------------------------------------------------------
              Spacecraft Retirement Payment            6.3.3
           ----------------------------------------------------------
                   Specified Operational               6.3.1.1
                    Lifetime
           ----------------------------------------------------------
                   Successfully Injected               6.3.1.5
                    Spacecraft
           ----------------------------------------------------------
                  Successfully Operating               6.3.1.2
                    Payload
           ----------------------------------------------------------
                  Successfully Operating               6.3.1.3
                   Transponder
           ----------------------------------------------------------
                   Third Anniversary                   6.3.4.3
           ----------------------------------------------------------
                  Useful Commercial Life               6.3.1.4
           ----------------------------------------------------------
                   Warranty Time Period                16.2
           ----------------------------------------------------------

ARTICLE 41.                EFFECTIVE DATE OF CONTRACT


The "Effective Date" of this Amended and Restated Contract No. 98-PAS-001 shall be 9 March 1998.

IN WITNESS WHEREOF, the Parties hereto have executed this Amended and Restated Contract No. 98-PAS-001 to become effective upon the date specified in Article 39, herein entitled, "Effective Date of Contract."


HUGHES SPACE & COMMUNICATIONS COMPANY


SIGNATURE:  /s/ Michael J. Houterman
          ---------------------------------

NAME:   Michael J. Houterman
     --------------------------------------

TITLE:        VP  HSC
      -------------------------------------

DATE:    March 9, 1998
     --------------------------------------




PANAMSAT INTERNATIONAL SYSTEMS, INC.


SIGNATURE:   /s/ Frederick Landman
          ---------------------------------

NAME:     Frederick Landman
     --------------------------------------

TITLE: President & Chief Executive Officer
      -------------------------------------

DATE:    March 9, 1998
     --------------------------------------